As filed with the Securities and Exchange	Registration No. 333-69431
Commission on April 24, 2026	Registration No. 811-04208

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. _____	[ ]
Post-Effective Amendment No. 38	[X]
and
AMENDMENT TO REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
(Check appropriate box or boxes.)

Select*Life Variable Account
(Exact Name of Registrant)

ReliaStar Life Insurance Company
(Name of Depositor)

20 Washington Avenue So.
Atlanta, GA 30327
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(612) 372-5507
(Depositor’s Telephone Number, including Area Code)

Ian Macleod, Counsel
Security Life of Denver Insurance Company
As Administrator for ReliaStar Life Insurance Company
1475 Dunwoody Drive West Chester, PA 19380
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
[ ]	immediately upon filing pursuant to paragraph (b)
[X ]	on May 1, 2026, pursuant to paragraph (b)
[]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ____________, pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A
INFORMATION REQUIRED IN A PROSPECTUS

FLEXDESIGN® VUL
A FLEXIBLE PREMIUM ADJUSTABLE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
ReliaStar Life Insurance Company and its Select∗Life Variable Account

The Policy
• Is no longer offered for new sales.
• Is issued by ReliaStar Life Insurance Company.
Premium Payments
• Are flexible, so the premium amount and frequency may vary.
• Are allocated to the variable account and the fixed account, based on your instructions.
• Are subject to specified fees and charges.
The Policy Value
• Is the sum of your holdings in the fixed account and the variable account.
• Has no guaranteed minimum value under the variable account. The value varies with the value of the fund options (i.e., subaccounts) you select.
• Has a minimum guaranteed rate of return for amounts in the fixed account option.
• Is subject to specified fees and charges, including possible surrender charges.
Death Benefit Proceeds
• Are paid if your policy is in force when the insured person dies.
• Are calculated under your choice of options:
> Option 1 – the base death benefit is the greater of the amount of insurance coverage you have selected or your policy value multiplied by the appropriate factor described in Appendix A;
> Option 2 – the base death benefit is the greater of the amount of insurance coverage you have selected plus the policy value or your policy value multiplied by the appropriate factor described in Appendix A; or
> Option 3 – the base death benefit is the greater of the amount of insurance coverage you have selected plus premiums paid minus withdrawals taken or your policy value multiplied by the appropriate factor described in Appendix A.
• Are equal to the base death benefit plus any rider benefits minus any outstanding policy loans, accrued loan interest and unpaid fees and charges.
• Are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

This prospectus describes what you should know about the FlexDesign® variable universal life insurance policy. Please read it carefully and keep it for future reference.

Additional information about certain investment products, including variable life insurance, has been prepared by the staff of the Securities and Exchange Commission (“SEC”) and is available at Investor.gov.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The policy described in this prospectus is not a deposit with, obligation of or guaranteed or endorsed by any bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The policy is subject to investment risk.

The date of this prospectus is May 1, 2026

Table of Contents

GLOSSARY OF TERMS USED IN THIS PROSPECTUS 4
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY 6
OVERVIEW OF THE POLICY 8
FEE TABLE 11
Transaction fees 11
Periodic charges other than annual fund expenses 12
Annual fund expenses 13
PRINCIPAL RISKS OF INVESTING IN THE POLICY 14
Risk of Loss 14
Unsuitable as a Short-Term Savings Vehicle 14
Investment Risk 14
Risk of Lapse 14
Surrender Risk 14
Partial Withdrawal Risk 14
Loan Risk 14
Tax Risk 15
Transfer Risk 15
Fixed Account and Loan Account Risk 15
Financial Strength and claims-Paying Ability Risk 15
Cybersecurity and business Disruption Risk 15
ILLUSTRATION OF HOW THE POLICY WORKS 17
THE COMPANY, THE VARIABLE ACCOUNT AND THE FIXED ACCOUNT 18
ReliaStar Life Insurance Company 18
The Investment Options 18
The Variable Account 18
The Fixed Account 23
DETAILED INFORMATION ABOUT THE POLICY 24
Important Information Regarding Changes in State Insurance Laws and Federal Income Tax Rules 24
Purchasing a Policy 25
Premium Payments 26
Fees and Charges 27
Transaction Fees and Charges 28
Periodic Fees and Charges 29
Rider Fees and Charges 31
Waiver and Reduction of Fees and Charges 31
Fund Fees and Expenses 31
Standard Death Benefits 32
Changes in the Amount of Your Insurance Coverage 32
Death Benefit Qualification Tests 33
Death Benefit Options 34
Death Benefit Proceeds 36
Death Benefit Guarantees 37
Other Benefits Available Under the Policy 39
Additional Information About Optional Rider Benefits 41
Additional Information About Standard Rider Benefits 46
Policy Value 50
Variable Account Value 50
Fixed Account Value 52
Loan Account Value 52
Special Features and Benefits 52
Transfers 54
Limits on Frequent or Disruptive Transfers 56
Conversion to a Fixed Policy 60
Partial Withdrawals 60
Paid-up Life Insurance 61
Termination of Coverage 61
Surrender 61
Lapse 62
Reinstatement 62
TAX CONSIDERATIONS 63
Tax Status of the Company 63
Tax Status of the Policy 64
Diversification and Investor Control Requirements 64
Tax Treatment of Policy Death Benefits 65
Distributions Other than Death Benefits 65
Modified Endowment Contract 66
Policies That Are Not Modified Endowment Contracts 67
Investment in the Policy 67
Other Tax Matters 68
Policy Loans 68
Accelerated Death Benefit Rider 68
Continuation of a Policy 68
Section 1035 Exchanges 68
Tax-exempt Policy Owners 69
Tax Law Changes 69
Policy Changes to Comply with the Law 69
Policy Use in Various Plans and Arrangements 69
Life Insurance Owned by Businesses 70
Net Investment Income Tax 70
Income Tax Withholding 70
Life Insurance Purchases by Non-Resident Aliens 70
FATCA withholding 71
Ownership and Beneficiary Designations 71
Fair Value of Your Policy 71
ADDITIONAL INFORMATION 71
General Provisions 71
Distribution of the Policy 79
Legal Proceedings 82
Financial Statements 82
Appendix A: Definition of Life Insurance Factors A-1
Appendix B: Funds Available Under the Policy B-1
MORE INFORMATION IS AVAILABLE Back Cover

GLOSSARY OF TERMS USED IN THIS PROSPECTUS
The following are some of the important terms used throughout this prospectus that have special meaning. There are other capitalized terms that are explained or defined in other parts of this prospectus.

Accumulation Unit:
A unit of measure used to determine the Variable Accumulation Value
Amount of Insurance Coverage:
The minimum Death Benefit payable as long as this policy is in force
Age:
The insured person’s age as of the policy date
Cash Value:
The policy value minus any Surrender Charge
Fixed Account:
All our assets other than those allocated to the Variable Account or any other separate account
The Insured:
The person upon whose life this policy is issued
Loan Account Value:
The sum of all unpaid policy loans
Monthly Processing Date:
The monthly processing date is the same date each month as your policy date.
Net Premium:
The net premium is equal to the premium payment minus the premium expense charge
Policy Date:
The Policy Date is used in determining policy years, policy months, Monthly Processing Dates, and policy anniversaries
Policy Value:
The total amount that this policy provides for investment at any time. The Policy Value is the sum of your fixed account and variable account values
Premiums:
Premiums include both planned periodic premiums and unscheduled additional premiums
Subaccount:
A subdivision of the Variable Account. Each Subaccount invests exclusively in shares of one of the mutual funds available with your policy.
Surrender Value:
The amount payable to you if you surrender this policy
Valuation Date:
A valuation date is a date on which a mutual fund values its shares
Variable Account:
Select Life Variable Account, a separate investment account of ours.  The Variable Account is used only to receive and invest Net Premiums paid under our variable life insurance policies

“ReliaStar,” “we,” “us,” “our” and the “company” refer to ReliaStar Life Insurance Company. “You” and “your” refer to the policy owner. The policy owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured person’s lifetime.

You may contact Customer Service at:	PO BOX 981331 Boston, MA 02298-1331 1-877-886-5050 www.my.voya.com

IMPORTANT INFORMATION YOU SHOULD CONSIDER
ABOUT THE POLICY

FEES AND EXPENSES				Location in Prospectus
Charges for Early Withdrawals
If you surrender your policy within the first 10 years from the issue date of your policy or after an increase in your insurance coverage, you may be assessed a surrender charge of up to $50.50 (or 5.05%) per $1,000 of insurance coverage. For example, if you invest in a policy with $100,000 of insurance coverage and you surrender the policy, you could pay a surrender charge of up to $5,050.00.

Fee Table p.11 Fees and Charges – Surrender Charge
Transaction Charges
In addition to surrender charges, you may also be charged for other transactions,
• A premium expense charge of 5% applies to each premium payment.
• A partial withdrawal fee of up to $25 may apply to each partial withdrawal. This charge is currently $10.
• A transfer charge of up to $25 may apply to each transfer between investment options. Currently, we do not deduct this charge.
• A charge of up to $50 may apply upon each request for an additional illustration or annual policy report. Currently, we do not deduct this charge.
• A charge of $300 applies if you exercise the Accelerated Death Benefit Rider.
• A charge equal to 3.50% of policy value applies if you exercise the Overloan Lapse Protection Rider.
Fee Table – Transaction Charges p. 11 Fees and Charges – Transaction Fees and Charges
Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy, the cost of optional benefits under the policy and interest on outstanding policy loans. Certain of these fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the policy data page of your policy for rates applicable to your policy.
You will also bear expenses associated with the funds under the policy, as shown in the following table.
Fee Table – Periodic Fees and Charges p. 11 Fees and Charges – Periodic Fees and Charges Appendix B: Funds Available Under the Policy
	Annual Fee	Minimum	Maximum
	Investment options (fund fees and expenses)[1]	0.21%	1.16%
1As a percentage of fund assets.
RISKS				Location in Prospectus
Risk of Loss	You can lose money by investing in this policy, including loss of your principal investment.			Principal Risks of Investing in the Policy p.14
Not a Short-Term Investment
• This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
• Surrender charges under the policy may be significant. In the early policy years, the surrender charge usually exceeds the policy value. If the surrender value isn’t greater than zero, there will be no proceeds paid to you on surrender.
• Your ability to take partial withdrawals is limited. We limit the number of withdrawals and the amount that may be partially withdrawn each policy year.

Risks Associated with Investment Options
An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., the fund options). Each investment option (including the fixed account option) has its own unique risks. You should review the investment options before making an investment decision.

Insurance Company Risks
An investment in the policy is subject to the risks related to ReliaStar. Any obligations (including under the fixed account), guarantees and benefits of the policy are subject to our claims-paying ability. More information about ReliaStar, including our financial strength ratings, is available upon request from ReliaStar by contacting Customer Service at 1-877-886-5050.

Contract Lapse
Insufficient premium payments, fees and expenses, poor investment performance, withdrawals and unpaid loans or loan interest may cause the policy to lapse. There are costs associated with reinstating a lapsed policy. Death benefits will not be paid if the policy has lapsed.

RESTRICTIONS				Location in Prospectus
Investments
• Certain investment options may not be available under your policy.
• Transfers involving the fund options may subject to limitations, including restrictions designed to prevent disruptive trading. We reserve the right to limit you to 12 transfers each policy year.
• Transfers from the fixed account are subject to special restrictions that significantly limit your ability to make transfers from the fixed account.
• If you take a loan from us against your policy value, we hold an amount of policy value equal to your outstanding loan and loan interest in the loan account as collateral for your loan. Amounts will not be released from the loan account until they are repaid.
• Automatic transfers do not count as transfers for purposes of any transfer limitations.
• We reserves the right to remove or substitute funds as investment options.
The Variable Account p.18 – Right to Change the Variable Account Special Features and Benefits p.51
Optional Benefits
• Certain of the policy’s optional benefits are no longer available for election.
• Additional restrictions and limitations may apply under an optional benefit that you have elected.
• Withdrawals may affect the availability of an optional benefit by reducing the benefit and could terminate the benefit.

Other Benefits Available Under the Policy p.39 Additional Information About Optional Rider Benefits p.41
TAXES				Location in Prospectus
Tax Implications
• You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.
• If you purchased the policy through a tax-qualified plan, there is no additional tax benefit under the policy with respect to tax deferral or the death benefit.
• Any gain on your policy is taxed at ordinary income tax rates when withdrawn.
• If your policy is classified as a “modified endowment contract” under the Internal Revenue Code, you may be subject to tax penalties, including a 10% additional income tax on distributions before age 59½.
Tax Considerations p.62

CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling the policy to you in the form of commissions, additional cash compensation (e.g., bonuses) and non-cash compensation. This conflict of interest may influence your investment professional to recommend this policy over another investment for which the investment professional is not compensated or compensated less.
Distribution of the Policy p.78
Exchanges
Some investment professionals may have a financial incentive to offer you a new life insurance policy in place of the one you already own. You should only exchange your current life insurance policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.

OVERVIEW OF THE POLICY

Purpose of the Policy. The policy is a variable universal life insurance policy. The policy provides death benefits, cash values and other features of traditional life insurance contracts. For as long as the policy remains in force, the policy provides a death benefit that may help financially protect your beneficiary in the event of the insured person’s death. Your policy may also include optional benefits designed to provide additional death benefits or protect against certain financial risks.

This policy is not a short-term investment. This policy may be appropriate for you if you need life insurance coverage, have a long investment time horizon and the policy’s terms and conditions are otherwise consistent with your financial goals. You should consider whether you have the financial capability to keep the policy in force for a substantial period of time. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the underlying mutual funds of the policy’s variable account. You should consult your investment and tax professional to make sure you understand the policy’s features, benefits and risks.

Premium Payments. Premium payments under the policy are flexible. You choose when to pay and how much to pay, subject to limitations. You cannot pay additional premiums after age 100 and we may refuse to accept any premium less than $25.00. In addition, we may refuse any premium that would disqualify your policy as life insurance under the Internal Revenue Code or that would cause your policy to become a modified endowment contract.

To help you accumulate assets under the policy, you may allocate your premium payments among the policy’s available investment options. We deduct a premium expense charge from each premium payment and allocate the remaining premium to the policy’s investment options according to your instructions. The policy’s investment options include:

•
Fund Options. Each fund option (or subaccount) invests in the shares of a single underlying mutual fund (a fund). Each fund has its own investment objective, strategies, and risks; investment adviser(s); expenses; and performance history that you should consider before making an investment decision. Additional information about each fund is provided in an appendix to this prospectus. See “Appendix B: Funds Available Under the Policy.”

•	Fixed Account Option. The fixed account guarantees principal and a minimum annual interest rate of 3%.

Generally, your policy will not lapse as long as your policy’s surrender value (i.e., policy value minus any surrender charge, loan amount and unpaid fees and charges) is enough to cover the periodic fees and expenses, when due. Fees and expenses, poor investment performance, withdrawals and unpaid loans or loan interest may cause your surrender value to decrease. Therefore, despite the ability to make flexible premium payments, you may need to pay additional premiums to keep the policy in force. Failure to pay sufficient premiums may cause your policy to lapse.

Policy Features

•
Death Benefits. Death benefits are paid if your policy is in force when the insured person dies. Until age 100, the amount of the base death benefit (i.e., the death benefit excluding any optional death benefits) will depend on which death benefit option is in effect when the insured person dies. We will reduce the death benefit proceeds payable under any death benefit option by any outstanding policy loan and accrued loan interest and unpaid fees and charges. After age 100, the base death benefit under all options will be the policy value.

•	Death Benefit Options. You may choose between one of three base death benefit options to apply until age 100:

•	Option 1 – The base death benefit is the greater of the amount of insurance coverage you have selected or your policy value multiplied by the appropriate factor described in Appendix A;

•
Option 2 – The base death benefit is the greater of the amount of insurance coverage you have selected plus your policy value or your policy value multiplied by the appropriate factor described in Appendix A; or

•
Option 3 – The base death benefit is the greater of the amount of insurance coverage you have selected plus premiums paid minus withdrawals taken or your policy value multiplied by the appropriate factor described in Appendix A

•
Death Benefit Guarantees. The policy has two standard death benefit guarantees (Basic Death Benefit Guarantee and Supplemental Death Benefit Guarantee Rider) and one optional death benefit guarantee (Extended Death Benefit Guarantee Rider), each for no additional charge. These guarantees provide that the policy will not lapse, even if the surrender value is insufficient to pay the periodic fees and charges when due, provided that certain minimum premium payment requirements are satisfied. These guarantees last until the end of their respective guarantee periods. Payment of the minimum premium may or may not be enough to keep your policy in force beyond the death benefit guarantee periods. Even though you may pay less than the minimum premium amount, you may lose the significant protection provided by the death benefit guarantees by doing so

•	Accessing Your Money. You can access the money in your policy through a surrender or partial withdrawal.

•
Surrender. You may surrender your policy for its surrender value at any time before the death of the insured person, although doing so will terminate your insurance coverage (and you cannot reinstate a surrendered policy). Surrender charges associated with a full surrender may be significant, and there could be adverse tax consequences

•
Partial Withdrawals. Subject to limitations, after the first policy year, you may withdraw part of your policy’s surrender value. We currently allow only one partial withdrawal each policy year. In policy years 2 through 10 you may not withdraw more than 20.00% of your surrender value. A partial withdrawal may reduce the value of your death benefits and increase your risk of lapse. Taking a partial withdrawal may have adverse tax consequences.

•
Loans. You may take loans against your policy’s surrender value, subject to limitations. We charge interest on outstanding loans. After the tenth policy year, preferred loans are available, for which we may charge a lower interest rate. All loans reduce your policy's death benefits and may cause your policy to lapse. Loans may have adverse tax consequences. When you take a loan we transfer an amount equal to your loan to the loan account as collateral for your loan.

•
Transfers. You currently may make an unlimited number of transfers between the subaccounts and to the fixed account each policy year. We reserve the right, however, to limit you to four transfers each policy year, and transfers are subject to any other limits, conditions and restrictions that we may impose. There are certain restrictions on transfers from the fixed account.

•
Tax Treatment. Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract under the Internal Revenue Code. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract. Assuming the policy qualifies as a life insurance contract under current federal income tax law, your policy earnings are generally not subject to income tax as long as they remain within your policy. However, depending on your circumstances, certain events may have tax consequences (i.e., reductions in insurance coverage, partial withdrawals, loans, surrender, lapse, and re-instatement). In addition, if your policy is a modified endowment contract, a partial withdrawal, surrender or a loan against or secured by the policy will be taxable to you to the extent of any gain in the policy. A penalty tax may be imposed on a distribution from a modified endowment contract as well. You should consult with a tax adviser.

•
Additional Rider Benefits. Your policy may include additional benefits, which may be standard benefits that came automatically with your policy or optional benefits that apply only if elected. Certain benefits may no longer be available to you. The additional benefits under the policy include:

•	A standard rider that, for an additional charge upon exercise, provides for an accelerated death benefit if the insured person is terminally ill (Accelerated Death Benefit Rider); and

•	A standard rider that provides for optional increases in coverage based on increases in costs of living (Cost of Living Rider);

•	A standard rider that, for an additional charge upon exercise, help protect against lapse due to an outstanding policy loan or loan interest (Overloan Lapse Protection Rider);

•
Optional riders that provide additional death benefits for an additional monthly charge (Accidental Death Benefit Rider, Additional Insured Rider, Children’s Insurance Rider, Term Insurance Rider); and

•	Optional riders that, for an additional charge upon exercise, help protect against lapse if the insured person becomes disabled (Waiver of Monthly Deduction Rider, Waiver of Specified Premium Rider).

•
Automatic Transfer Services. You may elect to participate in the dollar cost averaging program or the automatic rebalancing program. Dollar cost averaging allows you to systematically transfer policy value among your selected investment options. Automatic rebalancing allows you to periodically reallocate your policy value among your selected investment options to maintain the allocation percentages you have chosen. Currently there is no charge for these programs.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy data page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer policy value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Premium Expense Charge (Load)	• Each time you make a premium payment.	• 5.00% of each premium payment.
Maximum Surrender Charge (Load)[1]	• If you surrender your policy or allow your policy to lapse during the surrender charge period.
• Minimum: $5.30 per $1,000.00 of insurance coverage.
• Maximum: $50.50 per $1,000.00 of insurance coverage.
• Charge for a Representative Investor: $19.00 per $1,000.00 of insurance coverage (male, age 35 in the preferred no tobacco risk class with an amount of insurance coverage in effect of $100,000.00, for the first policy year).

Partial Withdrawal Fee	• Each time you take a partial withdrawal.	• $25.00 (currently $10.00).
Transfer Charge	• Each time you make a transfer between investment options.	• $25.00 per transfer (currently $0).
Excess Illustration Fee	• Each time you request an illustration after the first each policy year.	• $50.00 per request (currently $0).
Excess Annual Policy Report Fee	• Each time you request an annual policy report after the first each policy year.	• $50.00 per request (currently $0).
Accelerated Death Benefit Rider Charge	• Each time you exercise the benefit.	• $300.00 per exercise.
Overloan Lapse Protection Rider	• On the monthly processing date on or next following the date you exercise the benefit.	• 3.50% of the policy value.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fund fees and expenses.

1  Surrender charges apply for 10 years from the issue date of your policy and for 10 years after each increase in your insurance coverage. The initial surrender charge decreases uniformly each month to zero at the end of the tenth policy year. For any requested increase in your insurance coverage, an additional surrender charge begins at zero, increases uniformly each month until it reaches the maximum after three years and then reduces uniformly each month until it becomes zero at the end of the tenth policy year. The surrender charge is neither assessed upon nor reduced because of a requested decrease in your insurance coverage. This charge varies based on the insured person’s individual characteristics (e.g., gender, age and risk class) at issue or at the time of an increase in insurance coverage, as applicable. Different rates will apply to each segment of your insurance coverage. The charge shown for the representative investor (which is assumed to also be the insured person) may not be representative of the charge that you will pay. You may get information about the charge that applies to you by contacting your investment professional or our Customer Service.

Periodic Charges Other Than Annual Fund Expenses

Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
Cost of Insurance Charge[2]	• On each monthly processing date.
• Minimum: $0.06 per $1,000.00 of insurance coverage.
• Maximum: $83.33 per $1,000.00 of insurance coverage.
• Charge for a Representative Investor: $0.14 per $1,000.00 of insurance coverage (male, age 35 in the preferred no tobacco risk class with an amount of insurance coverage in effect of $100,000.00, for the first policy year).

Administrative Charge	• On each monthly processing date.	• $12.00 (currently $8.25).
Monthly Amount Charge[3]	• On each monthly processing date during the first 10 policy years (or for 10 years following an increase in your insurance coverage).
• Minimum: $0.01 per $1,000.00 of insurance coverage.
• Maximum: $3.33 per $1,000.00 of insurance coverage.
• Charge for a Representative Investor: $0.12 per $1,000.00 of insurance coverage (male, age 35 in the preferred no tobacco risk class with an amount of insurance coverage in effect of $100,000.00, for the first policy year).

Mortality and Expense Risk Charge	• On each monthly processing date.	• 0.05% monthly (0.60% annually) of variable account value (after the other monthly fees and charges are deducted).
Loan Interest[4]	• Accrues daily if you have an outstanding policy loan	• 4.76% annually of the amount held in the loan account for non-preferred loans. • 3.38% annually of the amount held in the loan account for preferred loans.
Optional Benefit Charges
Accidental Death Benefit Rider[5]	• On each monthly processing date.
• Minimum: $0.07 per $1,000.00 of rider benefit.
• Maximum: $0.17 per $1,000.00 of rider benefit.
• Charge for a Representative Investor: $0.07 per $1,000.00 of rider benefit (male, age 35 in the preferred no tobacco risk class with an amount of insurance coverage in effect of $100,000.00, for the first rider year).

Additional Insured Rider[4]	• On each monthly processing date.
• Minimum: $0.06 per $1,000.00 of rider benefit.
• Maximum: $83.33 per $1,000.00 of rider benefit.
• Charge for a Representative Investor: $0.18 per $1,000.00 of rider benefit (female, age 40 in the preferred no tobacco risk class, for the first rider year).

Children’s Insurance Rider	• On each monthly processing date.	• $0.62 per $1,000.00 of rider benefit.
Term Insurance Rider[4]	• On each monthly processing date.
• Minimum: $0.06 per $1,000.00 of rider benefit.
• Maximum: $83.33 per $1,000.00 of rider benefit.
• Charge for a Representative Investor: $0.14 per $1,000.00 of rider benefit (male, age 35 in the preferred no tobacco risk class with an amount of insurance coverage in effect of $100,000.00, for the first rider year).

Waiver of Monthly Deduction Rider[4]	• On each monthly processing date.
• Minimum: $0.03 per $1.00 of the periodic fees and charges due each month.
• Maximum: $0.48 per $1.00 of the periodic fees and charges due each month.
• Charge for a Representative Investor: $0.05 per $1.00 of the periodic fees and charges due each month (male, age 35 in the preferred no tobacco risk class with an amount of insurance coverage in effect of $100,000.00, for the first rider year).

Waiver of Specified Premium Rider[4]	• On each monthly processing.
• Minimum: $0.03 per $1.00 of the specified amount of premium.
• Maximum: $0.16 per $1.00 of the specified amount of premium.
• Charge for a Representative Investor: $0.03 per $1.00 of the specified amount of premium (male, age 35 in the preferred no tobacco risk class with an amount of insurance coverage in effect of $100,000.00, for the first rider year).

The next item shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the policy. A complete list of funds available under the policy, including their annual expenses, may be found in Appendix B: Funds Available Under the Policy.

Annual Fund Expenses
	Minimum	Maximum
(expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.21%	1.16%

2 This charge varies based on the insured person’s individual characteristics (e.g., gender, age and risk class) at issue or at the time of an increase in insurance coverage, as applicable. Different rates will apply to each segment of your insurance coverage, and rates generally increase each year. The charge shown for the representative investor (which is assumed to also be the insured person) may not be representative of the charge that you will pay. You may get information about the charge that applies to you by contacting your investment professional or our Customer Service.
3  This charge varies based on the insured person’s individual characteristics (e.g., gender, age and risk class) at issue or at the time of an increase in insurance coverage, as applicable. Different rates will apply to each segment of your insurance coverage, and rates generally increase each year. The charge shown for the representative investor (which is assumed to also be the insured person) may not be representative of the charge that you will pay. You may get information about the charge that applies to you by contacting your investment professional or our Customer Service. For a policy issued in New Jersey, the elimination of these charges after the first ten policy years (or the first ten years following a requested increase in insurance coverage) is not guaranteed, and these charges may be assessed for the duration of the policy.
4  If you take a loan from us against your policy value, we hold an amount of policy value equal to your outstanding loan and loan interest in the loan account as collateral for your loan. We credit amounts held in the loan account with interest at an annual rate guaranteed not to be less than 3.00%. As a result, the net maximum loan interest rate is 1.76% for non-preferred loans and 0.38% for preferred loans.
5 The charge varies based on the insured person’s individual characteristics (e.g., gender, age and risk class). The charge generally increases each year. The charge shown for the representative investor (which is assumed to also be the insured person) may not be representative of the charge that you will pay. You may get information about the charge that applies to you by contacting your investment professional or our Customer Service.
PRINCIPAL RISKS OF INVESTING IN THE POLICY

Risk of Loss. You can lose money by investing in this policy, including loss of your principal investment. The policy is not a deposit with, obligation of or guaranteed or endorsed by any bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Unsuitable as a Short-Term Savings Vehicle. The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Surrender charges under the policy may significantly reduce your surrender proceeds. In the early policy years, the surrender charge usually exceeds the policy value, in which case no amount will be payable upon surrender. Furthermore, your ability to take partial withdrawals is limited. We limit the number of withdrawals and the amount that may be partially withdrawn each policy year. In general, we make payments within seven days after we receive all information required to process a payment. However, we may delay payment from our general account for up to six months, unless law requires otherwise.

Investment Risk. For amounts you allocate to the subaccounts of the variable account (i.e., the fund options), your values will fluctuate with the markets, interest rates and the performance of the underlying mutual funds. Each fund has various investment risks, and some funds are riskier than others. You assume the risk that your values may decline or not perform to your expectations, and there is no assurance that any of the funds will achieve its stated investment objective. Your policy could lapse without value or you may be required to pay additional premium because of poor fund performance. The particular risks associated with each fund are detailed in the fund’s prospectus. You should read each fund’s prospectus and understand the risks associated with the fund before you make an investment decision. You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate for you based on your personal circumstances.

Risk of Lapse. If your policy lapses, your policy will terminate without value. Insufficient premium payments, fees and expenses, poor investment performance, withdrawals and unpaid loans or loan interest may cause the policy to lapse. If on any monthly processing date, a death benefit guarantee is not in effect, and your surrender value is not enough to pay the periodic fees and charges when due, we will send you notice and give you a 61 day grace period to make a sufficient premium payment. If you do not make a sufficient premium payment by the end of the 61 day grace period, your life insurance coverage will terminate and your policy will lapse.

Surrender Risk. You may surrender your policy for its surrender value at any time before the death of the insured person, although doing so will terminate your policy and its insurance coverage. You cannot reinstate a surrendered policy. Surrender charges may be significant, and surrendering the policy may have adverse tax consequences.

Partial Withdrawal Risk. Subject to limitations, after the first policy year, you may withdraw part of your policy’s surrender value. Partial withdrawals reduce your policy value, and therefore increase the risk of lapse and reduce your death benefit. In addition, the policy provides only limited liquidity through partial withdrawals. We currently allow only one partial withdrawal each policy year. In policy years 2 through 10, you may not withdraw more than 20.00% of your surrender value. Taking a partial withdrawal may have adverse tax consequences. If death benefit Option 1 is in effect, we will decrease the amount of insurance coverage by the amount of a partial withdrawal. If death benefit Option 2 or Option 3 is in effect, a partial withdrawal will not affect the amount of insurance coverage.
Loan Risk. You may take loans from us against your policy’s surrender value, subject to limitations. Taking a loan increases your risk of lapse. In addition, taking a loan may cause the termination of the policy’s death benefit guarantees because loans count against the guarantees’ minimum premium payment requirements. Also, taking a loan reduces your opportunity to participate in the investment performance of the subaccounts and the interest guarantees of the fixed account because the portion of your policy value serving as collateral for your loan is held in the loan account. Even if you repay your loan, the loan will have a permanent, negative effect on your policy value, as your policy value would have been higher had you not taken the loan. If you do not repay your loan, we will deduct any outstanding loan amount from amounts payable under the policy, thereby reducing your death benefit and surrender value. Loans may also have adverse tax consequences, and if your policy lapses with a loan outstanding, there may be further tax consequences.

Tax Risk. Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract under the Internal Revenue Code. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract; however, we cannot guarantee that your policy will always qualify as a life insurance contract. Assuming the policy qualifies as a life insurance contract under current federal income tax law, your policy earnings are generally not subject to income tax as long as they remain within your policy. However, depending on your circumstances, certain events may have tax consequences (i.e., reductions in insurance coverage, partial withdrawals, loans, surrender, lapse, and re-instatement). In addition, if your policy is a modified endowment contract under the Internal Revenue Code, a partial withdrawal, surrender or a loan against or secured by the policy will be taxable to you to the extent of any gain in the policy, and penalty taxes may be imposed on distributions from a modified endowment contract before age 59½. There is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult with a tax adviser.

Transfer Risk. Any transfer restrictions under the policy that are applicable to you may limit your ability to readily change how your policy value is invested in response to changing market conditions or changes in your personal circumstances. Transfers from the fixed account are subject to special restrictions. These special restrictions may prolong the period of time it takes to transfer your policy value in the fixed account to the subaccounts.

Fixed Account and Loan Account Risk. We guarantee that we will credit interest to amounts you allocate to the fixed account or amounts held in the loan account. Subject to any minimum guaranteed interest rate, we determine interest rates in our sole discretion. You assume the risk that the interest rate will not exceed the minimum guaranteed interest rate.

Financial Strength and Claims-Paying Ability Risk. All insurance benefits and guarantees under the policy, including our death benefit and interest payment obligations, are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.

Cybersecurity and Business Continuity Risk.  Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and unauthorized release of confidential customer information. Additionally, our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of, disruption to, or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, loss of data and breaches of regulation caused by cyber-attacks or other similar illegal or unauthorized intrusions may lead to a materially adverse effect on our operations, results, financial condition, and corporate reputation.

In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. Although we seek to limit our vulnerability to such risks through technological and other means to maintain the integrity and security of our information systems and data, it is not possible to anticipate or prevent all potential forms of cyber-attack or other similar illegal or unauthorized intrusions or to guarantee our ability to  timely detect, remediate and defend against all such attacks. In addition, due to the sensitive nature of much of the financial and personal information we maintain, we may be at particular risk for targeting.

Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate accumulation unit values, cause the release and possible destruction of confidential financial or customer personal information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy that result from cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their responsibilities. In the event our employees and/or the employees of our service providers are required to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of policy-related transactions, including orders from owners. Catastrophic events may also negatively affect the computer and other systems on which we rely. There can be no assurance that we, our service providers or the underlying funds will be able to avoid negative impacts associated with natural and man-made disasters and catastrophes.

ILLUSTRATION OF HOW THE POLICY WORKS

THE COMPANY, THE VARIABLE ACCOUNT AND THE FIXED ACCOUNT

ReliaStar Life Insurance Company

ReliaStar Life Insurance Company (“ReliaStar,” “we,” “us,” “our,” and the “company”) issues the variable universal life insurance policy described in this prospectus and is responsible for providing the policy’s insurance benefits. All guarantees and benefits provided under the policy that are not related to the variable account (including death benefits, amounts held in the fixed account or the loan account and interest credited on such amounts)  are subject to the claims paying ability of the company and our general account. We are a stock life insurance company organized in 1885 and incorporated under the laws of the State of Minnesota. We are admitted to do business in the District of Columbia and all states except New York. Our headquarters is at 5780 Powers Ferry Road, NW, Minneapolis, Minnesota 55401.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange (“NYSE”) under the symbol “VOYA.”

The Investment Options

You may allocate your premium payments to any of the available investment options. These options include subaccounts of the variable account and the fixed account. The investment performance of a policy depends on the performance of the investment options you choose.

The Variable Account

We established the Select∗Life Variable Account (the “variable account”) on October 11, 1984, as one of our separate accounts under the laws of the State of Minnesota. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).

We own all of the assets of the variable account and are obligated to pay all amounts due under a policy according to the terms of the policy. Income, gains and losses, whether or not realized, credited to, or charged against, the variable account reflect the investment experience of the variable account and not the investment experience of our other assets. Additionally, Minnesota law provides that we cannot charge the variable account with liabilities arising out of any other business we may conduct. This means that if we ever became insolvent, the variable account assets will be used first to pay variable account policy claims. Only if variable account assets remain after these claims have been satisfied can these assets be used to pay owners of other policies and creditors. All guarantees and benefits provided under the policy that are not related to the variable account are subject to the claims paying ability of the company and our general account.

The variable account is divided into subaccounts. Each subaccount invests in a corresponding mutual fund. When you allocate premium payments to a subaccount, you acquire accumulation units of that subaccount. You do not invest directly in or hold shares of the mutual funds when you allocate premium payments or policy value to the subaccounts of the variable account.

Funds Available Through the Variable Account. Information about each fund available through the variable account, including its (i) name; (ii) investment objective; (iii) investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in the appendix to this prospectus. See Appendix B: Funds Available Under the Policy. Each fund has issued a prospectus that contains more detailed information about the fund. You may obtain additional paper or electronic copies of the fund prospectuses by mailing us at PO BOX 981331, Boston, MA 02298-1331 or calling 1-877-886-5050.

A mutual fund available through the variable account is not the same as a retail mutual fund with the same or similar name. Accordingly, the management, fees and expenses and performance of a fund is likely to differ from a similarly named retail mutual fund.

Selection of Underlying Funds. The underlying funds available through the policy described in this prospectus are determined by the Company. When determining which underlying funds to make available, we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund or its service providers (e.g., the investment adviser or subadvisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether affiliates of the fund can provide marketing and distribution support for sales of the policies. (For additional information on these arrangements, see “Revenue from the Funds.”) We review the funds periodically and may, subject to certain limits or restrictions, remove a fund or limit its availability to new investment if we determine that a fund no longer satisfies one or more of the selection criteria and/or if the fund has not attracted significant allocations under the policy. We have included certain of the funds at least in part because they are managed or subadvised by our affiliates.

We do not recommend or endorse any particular fund, and we do not provide investment advice.

Revenue from the Funds. The company or its affiliates may receive compensation from each of the underlying mutual funds or from the funds’ affiliates. This revenue may include:
•	A share of the management fee;
•	Service fees;
•	For certain share classes, 12b-1 fees; and
•	Additional payments (sometimes referred to as revenue sharing).

12b-1 fees are used to compensate the company and its affiliates for distribution related activity. Service fees and additional payments (sometimes collectively referred to as sub-accounting fees) help compensate the company, and its affiliates, for administrative, recordkeeping or other services that we provide to the funds or the funds’ affiliates, such as:

•	Communicating with customers about their fund holdings;
•	Maintaining customer financial records;
•	Processing changes in customer accounts and trade orders (e.g., purchase and redemption requests);
•	Recordkeeping for customers, including subaccounting services;
•	Answering customer inquiries about account status and purchase and redemption procedures;
•	Providing account balances, account statements, tax documents and confirmations of transactions in a customer’s account;
•	Transmitting proxy statements, annual and semi-annual reports, fund prospectuses and other fund communications to customers; and
•	Receiving, tabulating and transmitting proxies executed by customers.

The management fee, service fees and 12b-1 fees are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the fund prospectuses. Additional payments, which are not deducted from fund assets and may be paid out of the legitimate profits of fund advisers and/or other fund affiliates, do not increase, directly or indirectly, fund fees and expenses, and we may use these additional payments to finance distribution.

The amount of revenue the company may receive from each of the underlying mutual funds or from the funds’ affiliates may be substantial, although the amount and types of revenue vary with respect to each of the funds offered through the policy. This revenue is one of several factors we consider when determining the policy fees and charges and whether to offer a fund through our policies. Fund revenue is important to the company’s profitability, and it is generally more profitable for us to offer affiliated funds than to offer unaffiliated funds.

Assets allocated to affiliated funds, meaning mutual funds managed by Directed Services LLC, Voya Investments, LLC or another company affiliate, generate the largest dollar amount of revenue for the company. Affiliated funds may also be subadvised by a company affiliate or by an unaffiliated third party. Assets allocated to unaffiliated funds, meaning funds managed by an unaffiliated third party, generate lesser, but still substantial dollar amounts of revenue for the company. The company expects to earn a profit from this revenue to the extent it exceeds the company’s expenses, including the payment of sales compensation to our distributors.

Revenue Received from Affiliated Funds. The revenue received by the company from affiliated mutual funds may be based either on an annual percentage of average net assets held in the fund by the company or a share of the fund’s management fee.

In the case of affiliated funds subadvised by unaffiliated third parties, any sharing of the management fee between the company and the affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the affiliated investment adviser and ultimately shared with the company. The sharing of the management fee between the company and the affiliated investment adviser does not increase, directly or indirectly, fund fees and expenses. The company may also receive additional compensation in the form of intercompany payments from an affiliated fund’s investment adviser or the investment adviser’s parent in order to allocate revenue and profits across the organization. The intercompany payments and other revenue received from affiliated funds provide the company with a financial incentive to offer affiliated funds through the policy rather than unaffiliated funds.

Additionally, in the case of affiliated funds subadvised by third parties, no direct payments are made to the company or the affiliated investment adviser by the subadvisers. However, subadvisers my provide reimbursement for employees of the company or its affiliates to attend business meetings or training conferences.

Revenue Received from Unaffiliated Funds. Revenue received from each of the unaffiliated mutual funds or their affiliates is based on an annual percentage of the average net assets held in that fund by the company. Some unaffiliated funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

If the unaffiliated fund families currently offered through the policy that made payments to us were individually ranked according to the total amount they paid to the company or its affiliates in 2021 in connection with the registered variable life insurance policies issued by the company, that ranking would be as follows:

•	Fidelity® Variable Insurance Product Portfolios;
•	American Funds Insurance Series®;
•	BlackRock V.I. Funds; and
•	Neuberger Berman Advisers Management Trust Funds.

If the revenues received from the affiliated funds were taken into account when ranking the funds according to the total dollar amount they paid to the company or its affiliates in 2021, the affiliated funds would be at the top of the list.

In addition to the types of revenue received from affiliated and unaffiliated funds described above, affiliated and unaffiliated funds and their investment advisers, subadvisers or affiliates may participate at their own expense in company sales conferences or educational and training meetings. In relation to such participation, a fund’s investment adviser, subadviser or affiliate may help offset the cost of the meetings or sponsor events associated with the meetings. In exchange for these expense offset or sponsorship arrangements, the investment adviser, subadviser or affiliate may receive certain benefits and access opportunities to company representatives and wholesalers rather than monetary benefits. These benefits and opportunities may include, but are not limited to, co-branded marketing materials, targeted marketing sales opportunities, training opportunities at meetings, training modules for personnel and opportunities to host due diligence meetings for representatives and wholesalers.

Please note that certain management personnel and other employees of the company or its affiliates may receive a portion of their total employment compensation based on the amount of net assets allocated to affiliated funds. See Distribution of the Policy p.78.

Voting Privileges. We invest each subaccount’s assets in shares of a corresponding mutual fund. We are the legal owner of the fund shares held in the variable account, and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund’s current prospectus or issues requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your policy. We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions. If we determine that we are permitted to vote the shares in our own right, we may do so.

Each fund share has the right to one vote. The votes of all fund shares are cast together on a collective basis, except on issues for which the interests of the funds differ. In these cases, voting is on a fund-by-fund basis.

Examples of issues that require a fund-by-fund vote are changes in the fundamental investment policy of a particular fund or approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of the fund’s shareholders. We vote any fund shares that are not attributable to policies and any fund shares for which the owner does not give us instructions in the same proportion as we vote the shares for which we did receive voting instructions. This means that instructions from a small number of shareholders can determine the outcome of a vote. There is no minimum number of shares for which we must receive instructions before we vote the shares.

We reserve the right to vote fund shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the funds corresponding to those subaccounts in which you have invested assets as of the record date set by the fund’s Board for the shareholders meeting. We determine the number of fund shares in each subaccount of your policy by dividing your variable account value in that subaccount by the net asset value of one share of the matching fund.

Right to Change the Variable Account. We do not guarantee that each fund will always be available for investment through the policy. Subject to state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to our variable account with respect to some or all classes of policies:
•	Change the investment objective;
•	Offer additional subaccounts that will invest in new funds or fund classes we find appropriate for policies we issue;
•	Eliminate subaccounts;
•	Combine two or more subaccounts;
•
Close subaccounts. We will notify you in advance by a supplement to this prospectus if we close a subaccount. If a subaccount is closed or otherwise is unavailable for new investment, unless you provide us with alternative allocation instructions, all future premiums directed to the subaccount that was closed or is unavailable may be automatically allocated among the other available subaccounts according to your most recent allocation instructions. If your most recent allocation instructions do not include any available subaccounts, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting Customer Service. See also the Transfers section of this prospectus, page , for information about making subaccount allocation changes;

•	Substitute a new mutual fund for a fund in which a subaccount currently invests. A substitution may become necessary if, in our judgment:
>	A fund no longer suits the purposes of your policy;
>	There is a change in laws or regulations;
>	There is a change in the fund’s investment objectives or restrictions;
>	The fund is no longer available for investment; or
>	Another reason we deem a substitution is appropriate.
•	In the case of a substitution, the new mutual fund may have different fees and charges than the fund it replaced;
•	Transfer assets related to your policy class to another separate account;
•	Withdraw the variable account from registration under the 1940 Act;
•	Operate the variable account as a management investment company under the 1940 Act;
•	Cause one or more subaccounts to invest in a mutual fund other than, or in addition to, the funds currently available;
•	Stop selling the policy;
•	End any employer or plan trustee agreement with us under the agreement’s terms;
•	Limit or eliminate any voting privileges for the variable account;
•	Make any changes required by the 1940 Act or its rules or regulations; or
•	Close a subaccount to new investments.

We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of policies to which the policy belongs.

We will not make a change until the change is disclosed in an effective prospectus or prospectus supplement, authorized, if necessary, by an order from the SEC, and approved, if necessary, by the appropriate state insurance department(s). We will notify you of any changes. If you wish to transfer the amount you have in the affected subaccount to another subaccount or to the fixed account, you may do so free of charge. Just notify Customer Service.

The Fixed Account

You may allocate all or a part of your net premium and transfer all or part of your variable account value into the fixed account. We declare the interest rate that applies to all amounts in the fixed account. This interest rate is never less than 3.00%. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the fixed account on a daily basis. We pay interest regardless of the actual investment performance of our general account. We bear all of the investment risk for the fixed account.

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value.

The fixed account guarantees principal and is part of our general account. The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the fixed account under the Securities Act of 1933, as amended (“1933 Act”). Also, we have not registered the fixed account or the general account as an investment company under the 1940 Act (because of exemptive and exclusionary provisions). This means that the general account, the fixed account and interests in it are generally not subject to regulation under these Acts. All guarantees and benefits provided under the policy that are not related to the variable account are subject to the claims paying ability of the company and our general account.

DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard FlexDesign® variable universal life insurance policy. The policy provides death benefits, cash values and other features of traditional life insurance contracts.

There may be variations in policy features, benefits and charges because of requirements of the state where we issue your policy. This prospectus describes all material state variations. We also describe all such differences in your policy. If you would like to know more about state variations, please ask your agent/registered representative or contact Customer Service.

We and our affiliates offer various other products with different features and terms than the policy offered through this prospectus and that may offer some or all of the same funds. These products have different benefits, fees and charges and may or may not better match your needs. Please note that some of the company’s management personnel and certain other employees may receive a portion of their employment compensation based on the amount of policy values allocated to funds affiliated with Voya. You should be aware that there may be alternative products available, and, if you are interested in learning more about these other products, contact Customer Service or your agent/registered representative.

Important Information Regarding Changes in State Insurance Laws and Federal Income Tax Rules

Effective January 1, 2009, to comply with state insurance and federal income tax laws, all new life insurance policies must be based on the 2001 Commissioners Standard Ordinary (“CSO”) mortality tables. The policy described in this prospectus is based on the 1980 CSO mortality tables (“1980 CSO policy”). While the policy described in this prospectus is already no longer offered for new sales, please be aware that there may be limitations on what changes or modifications can be made to an existing 1980 CSO policy.

If you are considering making any change or modification to your existing 1980 CSO policy, please contact us to see if such change or modification will be allowed. You should also consult with a tax and/or legal adviser to determine what effect the change or modification will have on your policy.

Purchasing a Policy

The policy is no longer offered for new sales. When you purchased the policy, however, you were required to submit an application to us. On that application you were required to select, among other things:
•	The amount of your insurance coverage (which generally must be at least $25,000.00);
•	Your initial death benefit option;
•	The death benefit qualification test to apply to your policy (we may limit the amount of coverage we will issue on the life of the insured person when the cash value accumulation test is chosen); and
•	Any riders or optional benefits.

On the application you provided us with certain health and other necessary information. Upon receipt of an application, we followed our underwriting procedures to determine whether the proposed insured person was insurable by us. Before we made this determination, we may have needed to request and review medical examinations of and other information about the proposed insured person. Through our underwriting process, we determined the risk class for the insured person if the application was accepted. Risk class is based on such factors as age, gender, health and occupation of the insured person. Risk class will impact the cost of insurance rates you will pay and may also affect premiums and other policy fees, charges and benefits.

We reserve the right to reject an application for any reason permitted by law. If an application is rejected, any premium received will be returned without interest.

On the date coverage under the policy begins (the “policy date”), the person on whose life we issue the policy (the “insured person”) generally can be no more than age 85. “Age” under the policy means the insured person’s age as of the policy date. From time to time, we may accept an insured person who exceeds our normal maximum age limit. We will not unfairly discriminate in determining the maximum age at issue. All exceptions to our normal limits are dependent upon our ability to obtain acceptable reinsurance coverage for our risk with an older insured.

You may have requested that we back-date a policy up to six months to allow the insured person to give proof of a younger age for the purposes of your policy. Except for cash on delivery policies, we generally will not reissue a policy to change the policy date.

Important Information About the Term Insurance Rider. It may be to your economic advantage to include part of your insurance coverage under the Term Insurance Rider. Working with your agent/registered representative, consider the factors described in the Term Insurance Rider section of this prospectus, page , when deciding the appropriate usage of the Term Insurance Rider for your particular situation.

Premium Payments

Premium payments are flexible and you may choose the amount and frequency of premium payments, within limits, including:
•	We may refuse to accept any premium less than $25.00;
•	You cannot pay additional premiums after age 100;
•	We may refuse to accept any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code;
•
We may refuse to accept any premium that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgement accepting your policy as a modified endowment contract; and

•	We may refuse to accept any premium that does not comply with our anti-money laundering program. See Anti-Money Laundering, page .

After we deduct the premium expense charge from your premium payments, we apply the remaining net premium to your policy as described below.

A premium payment is received by us when it is received at our offices. After you have paid your minimum initial premium, we suggest you send payments directly to us, rather than through your agent/registered representative, to assure the earliest crediting date.

Insurance coverage does not begin until we receive your minimum initial premium. The minimum initial premium is generally equal to at least the minimum premiums for the first three months. The minimum premium is based on monthly rates that vary according to the insured person’s gender, risk class and age. Optional rider benefits have their own minimum premium rates. If you authorize premiums to be paid by electronic funds transfer, we will issue a policy upon receipt of the minimum premium for the first month and the required completed electronic funds transfer forms.

Your policy will indicate the minimum premium that applies to you. You are not required to pay the minimum premium, but payment of the minimum premium will keep your policy in force during either the Basic or the Supplemental Death Benefit Guarantee period. See Death Benefit Guarantees, page . Payment of the minimum premium may or may not be enough to keep your policy in force beyond either the Basic or Supplemental Death Benefit Guarantee period. Additionally, you may need to pay more than the minimum premium to keep the Extended Death Benefit Guarantee in force. See Extended Death Benefit Guarantee Rider, page .

Premium Payments Affect Your Coverage. During any applicable death benefit guarantee period, the death benefit guarantee lasts only if your cumulative premium payments to the next monthly processing date, minus any partial withdrawals or loans, are at least equal to the sum of minimum premium payments applicable to the guarantee. If they are not and your surrender value is not enough to pay the periodic fees and charges, when due, then your policy will enter the 61-day grace period and you must make a sufficient premium payment to avoid lapse and loss of insurance coverage. See Lapse, page .

Allocation of Net Premium. Until your initial net premium is allocated as described below, we hold premiums in a general suspense account. Premiums held in this suspense account do not earn interest.

We apply the initial net premium to your policy after all of the following conditions have been met:
•	We receive the required initial minimum premium;
•	All issue requirements have been received by Customer Service; and
•	We approve your policy for issue.

We allocate your initial net premium in the subaccount that invests in a designated fund on the valuation date next following your policy date. We later transfer the amount held in this subaccount to the fixed account and the available subaccounts that you have selected subaccounts, based on your most recent premium allocation instructions. This transfer will generally occur on the sixteenth day following your policy date.

All net premiums we receive after this period are allocated to your policy on the valuation date of receipt. We will use your most recent premium allocation instructions specified in whole percentages totaling 100.00%. If your most recent premium allocation instructions includes a mutual fund that corresponds to a subaccount that is closed to new investment (we will notify you in advance by a supplement to this prospectus if we close a subaccount) or is otherwise unavailable, net premium received that would have been allocated to the subaccount corresponding to the closed or otherwise unavailable mutual fund may be automatically allocated among all the other available subaccounts according to your most recent allocation instructions. If your most recent allocation instructions do not include any available funds, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting Customer Service. Your failure to provide us with alternative allocation instructions before we return your premium payment(s) may result in your policy entering the 61 day grace period and/or your policy lapsing without value. See Lapse, page 62, for more information about how to keep your policy from lapsing. See also Reinstatement, page , for more information about how to put your policy back in force if it has lapsed.

Fees and Charges

We deduct fees and charges under the policy to compensate us for:
•	Providing the insurance benefits of the policy (including any rider benefits);
•	Administering the policy;
•	Assuming certain risks in connection with the policy; and
•	Incurring expenses in distributing the policy.

The amount of a fee or charge may be more or less than the cost associated with the service or benefit. Accordingly, excess proceeds from one fee or charge may be used to make up a shortfall on another fee or charge, and we may earn a profit on one or more of these fees and charges. We may use any such profits for any proper corporate purpose, including, among other things, payments of sales expenses.

Transaction Fees and Charges

We deduct the following transaction fees and charges from your premium payment or policy value, as applicable, each time you make certain transactions.

Premium Expense Charge. We deduct a premium expense charge from each premium payment we receive. This charge is 5.00% of each premium payment.

This charge helps offset:
•	The expenses we incur in selling the policy;
•
The costs of various state and local taxes. We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state; and

•	The cost associated with the federal income tax treatment of our deferred acquisition costs. This cost is determined solely by the amount of life insurance premium we receive.

Partial Withdrawal Fee. We deduct a partial withdrawal fee each time you take a partial withdrawal from your policy. The amount of this fee is currently $10.00, but we reserve the right to deduct up to $25.00 for each partial withdrawal. We deduct the partial withdrawal fee proportionately from your remaining fixed and variable account values.

This fee helps offset the expenses we incur when processing a partial withdrawal.

Surrender Charge. We deduct a surrender charge during the first ten policy years or the first ten years after an increase in your insurance coverage when you:
•	Surrender your policy; or
•	Allow your policy to lapse.

The amount of the surrender charge depends on the surrender charge rates.

When you purchase a policy or increase your insurance coverage, we set surrender charge rates based on the gender, age and risk class of the insured person. The initial surrender charge decreases uniformly each month to zero at the end of the tenth policy year. For any requested increase in your insurance coverage, an additional surrender charge begins at zero, increases uniformly each month until it reaches the maximum after three years and then reduces uniformly each month until it becomes zero at the end of the tenth policy year. See Changes in the Amount of Your Insurance Coverage, page . Surrender charge rates will not exceed $50.50 per $1,000.00 of insurance coverage and the rates that apply to you are set forth in your policy. See the Transaction Fees and Charges table beginning on page 11 for the minimum and maximum surrender charge rates and the rates for a representative investor.

In the early policy years the surrender charge usually exceeds the policy value because the surrender charge is usually more than the cumulative minimum premiums minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

This charge helps offset the expenses we incur in selling the policy.

Transfer Charge. We currently do not assess a charge for transfers between any of the investment options. We reserve the right, however, to charge up to $25.00 for each transfer. Transfers associated with policy loans, the dollar cost averaging or automatic rebalancing programs, exercise of the Overloan Lapse Protection Rider benefit or the exercise of conversion rights will not count as transfers when calculating any applicable transfer charge.

This charge helps offset the expenses we incur when processing transfers.

Excess Illustration Fee. We currently do not assess this fee, but unless prohibited under state law, we reserve the right to assess a fee of up to $50.00 for each illustration of your policy values you request after the first each policy year.

This fee helps offset the costs we incur when processing requests for excess illustrations.

Excess Annual Report Fee. We currently do not assess this fee, but we reserve the right to assess a fee of up to $50.00 for each annual report you request after the first each policy year.

This fee helps offset the costs we incur when processing requests for excess annual reports.

Periodic Fees and Charges

We deduct the following periodic fees and charges from your policy value on the monthly processing date. The monthly processing date is the same date each month as your policy date. If that date is not a valuation date, then the monthly processing date is the next valuation date.
In the policy form the “monthly processing date” is referred to as the “Monthly Anniversary.”

Cost of Insurance. The cost of insurance charge is equal to our current monthly cost of insurance rates multiplied by the net amount at risk for each segment of your insurance coverage. The net amount at risk as calculated on each monthly processing date equals the difference between:
•	Your current base death benefit, discounted to take into account one month’s interest earnings at an assumed 3.00% annual interest rate; and
•	Your policy value minus the periodic fees and charges due on that date, other than cost of insurance charges.

Monthly cost of insurance rates are based on the insured person’s age at issue, gender, risk class and amount of insurance coverage on the policy date and each date you increase your insurance coverage (a “segment date”) and the policy year. They will not, however, be greater than the guaranteed cost of insurance rates shown in the policy, which are based on the 1980 Commissioner’s Standard Ordinary Sex Distinct Mortality Tables. We will apply unisex rates where appropriate under the law. This currently includes the state of Montana. The rates that apply to you are set forth in your policy. See the Periodic Fees and Charges table beginning on page 12 for the minimum and maximum cost of insurance rates and the rates for a representative insured person.

Separate cost of insurance rates apply to each segment of your insurance coverage and your riders. The maximum rates for the initial and each new segment of your insurance coverage will be printed in your policy schedule pages.

The cost of insurance charge varies from month to month because of changes in your net amount at risk, changes in your death benefit and the increasing age of the insured person. The net amount at risk is affected by the same factors that affect your policy value, namely:
•	The net premium applied to your policy;
•	The fees and charges we deduct;
•	Any partial withdrawals you take;
•	Interest earnings on the amounts allocated to the fixed account;
•	Interest earned on amounts held in the loan account; and
•	The investment performance of the funds underlying the subaccounts of the variable account.

We calculate the net amount at risk separately for each segment of your insurance coverage.

The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage, including the expected cost of paying death proceeds that may be more than your policy value.

Administrative Charge. The monthly administrative charge is currently $8.25 and is guaranteed not to exceed $12.00. The administrative charge compensates us for the costs associated with administering the policies.

Monthly Amount Charge. During the first ten policy years (and for ten years following a requested increase in insurance coverage) we will deduct a monthly charge per $1,000.00 of insurance coverage. For a policy issued in New Jersey, the elimination of these charges after the first ten policy years (or the first ten years following a requested increase in insurance coverage) is not guaranteed, and these charges may be assessed for the duration of the policy. The monthly amount charge is based on the insured person’s age at issue, gender, risk class and amount of insurance coverage on the policy date and on each segment date, as appropriate. Any decrease in insurance coverage or any change in insurance coverage resulting from a change in the death benefit option will not affect the monthly amount charge. The rates that apply to you are set forth in your policy. See the Periodic Fees and Charges table beginning on page 12 for the minimum and maximum monthly amount charge rates and the rates for a representative investor.

The monthly amount charge helps compensate us for expenses relating to the distribution of the policy, including agents’ commissions, advertising and the printing of the prospectus and sales literature for new sales of the policy. A portion of this charge may also contribute to company profits.

Mortality and Expense Risk Charge. The monthly mortality and expense risk charge is 0.02917% (0.35% annually) of your variable account value after all other monthly fees and charges are deducted. We guarantee that the monthly mortality and expense risk charge will not exceed 0.05% (0.60% annually) of your variable account value after all other monthly fees and charges are deducted.

This charge helps compensate us for the mortality and expense risks we assume when we issue a policy. The mortality risk is that insured people, as a group, may live less time than we estimated. The expense risk is that the costs of issuing and administering the policies and operating the subaccounts of the variable account are greater than we estimated.

Rider Fees and Charges

There may be separate fees and charges if you add any optional rider benefits or exercise certain automatic rider benefits. For more information about rider benefits and the applicable fees and charges, see the Optional Rider Fees and Charges table beginning on page 12 and the Optional Rider Benefits section on page . See also the Transaction Fees and Charges table beginning on page 11 and the Standard Rider Benefits section on page .

Waiver and Reduction of Fees and Charges

We may waive or reduce any of the fees and charges under the policy, as well as the minimum amount of insurance coverage set forth in this prospectus. Any waiver or reduction will be based on expected economies that result in lower sales, administrative or mortality expenses. For example, we may expect lower expenses in connection with sales to:
•	Certain groups or sponsored arrangements (including our employees, certain family members of our employees, our affiliates and our appointed sales agents); or
•	Our policyholders or the policyholders of our affiliated companies.

Any variation in fees and charges will be based on differences in costs or services and our rules in effect at the time. We may change our rules from time to time, but we will not unfairly discriminate in any waiver or reduction.

Fund Fees and Expenses

Charges are deducted from, and expenses are paid out of, the assets of the funds underlying the policy as described in the prospectuses for the funds. Less expensive share classes of the underlying mutual funds offered through this policy may be available for investment outside of this policy. You should evaluate the expenses associated with the underlying mutual funds available through this policy before making a decision to invest.

Standard Death Benefits

You decide the amount of life insurance protection you need, now and in the future. Generally, we require a minimum of $25,000.00 of coverage to issue your policy. We may lower this minimum for certain group, sponsored or corporate purchasers. The amount of insurance coverage in effect on your policy date is your initial coverage segment.
In the policy form the amount of insurance coverage you select is referred to as the “Face Amount.”

It may be to your economic advantage to include part of your insurance coverage under the Term Insurance Rider. See Important Information About the Term Insurance Rider, page .

Changes in the Amount of Your Insurance Coverage

Subject to certain limitations, you may change the amount of your insurance coverage. The change will be effective on the next monthly processing date after we receive your written request or the next monthly processing date after underwriting approval (if required), whichever is later.

There may be underwriting or other requirements that must be met before we will approve a change. After we approve your request to change the amount of insurance coverage under the policy, we will send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to Customer Service so that we can make this change for you.

Increases in the amount of your insurance coverage must be at least $5,000.00 and may be permitted until age 85.

A requested increase in insurance coverage will cause a new coverage segment to be created. A coverage segment or segment is a block of insurance coverage. Once we create a new segment, it is permanent unless the law requires differently.

Each new segment will have:
•	A new surrender charge;
•	New cost of insurance charges, guaranteed and current;
•	A new monthly amount charge;
•	A new incontestability period;
•	A new suicide exclusion period; and
•	A new minimum premium.

In determining the net amount at risk for each coverage segment, we allocate the policy value first to the initial segment and any excess to additional segments starting with the first.

You may not decrease the amount of your insurance coverage below $25,000.00. You cannot request a decrease in the amount of your insurance coverage more frequently than once every six months. Decreases in insurance coverage on policies with multiple coverage segments will be made in the following order:

1.	From the most recent segment;
2.	From the next more recent segments successively; and
3.	From the initial segment.

Decreases in insurance coverage may result in:

•	A shortened death benefit guarantee period if the Term Insurance Rider is attached;
•	Reduced minimum premium amounts; and
•	Reduced cost of insurance charges.

Decreases in insurance coverage will not result in reduced surrender or monthly amount charges.

We reserve the right to not approve a requested change in your insurance coverage that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code. In addition, we may refuse to approve a requested change in your insurance coverage that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgment accepting your policy as a modified endowment contract. Decreasing the amount of insurance coverage under your policy could cause your policy to be considered a modified endowment contract. If this happens, prior and subsequent distributions from the policy (including loans) may be subject to adverse tax treatment. You should consult a tax and/or legal adviser before changing your amount of insurance coverage. See Modified Endowment Contracts, page .

Death Benefit Qualification Tests

The death benefit proceeds are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance. Your policy will meet this definition of life insurance provided that it meets the requirements of either the guideline premium test or the cash value accumulation test.

When you apply for a policy you must choose either the guideline premium test or the cash value accumulation test to make sure your policy complies with the Internal Revenue Code’s definition of “life insurance.” You cannot change this choice once the policy is issued.

Guideline Premium Test. The guideline premium test requires that premium payments do not exceed certain statutory limits and your death benefit is at least equal to your policy value multiplied by a factor defined by law. The guideline premium test provides for a maximum amount of premium in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The factors for the guideline premium test can be found in Appendix A to this prospectus.

Certain changes to a policy that uses the guideline premium test may allow the payment of premium in excess of the statutory limits in order to keep the policy from lapsing. In this circumstance, any such excess premium will be allocated to the fixed account in order for the policy to continue to meet the federal income tax definition of life insurance.

Cash Value Accumulation Test. The cash value accumulation test requires a policy’s cash surrender value not to exceed the net single premium necessary to fund the policy’s future benefits. Under the cash value accumulation test, there is generally no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to policy value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the insured person’s age, gender and risk class at any point in time, multiplied by the policy value. A description of how the cash value accumulation test factors are determined can be found in Appendix A to this prospectus.

Which Death Benefit Qualification Test to Choose. The guideline premium test limits the amount of premium that may be paid into a policy. If you do not desire to pay premiums in excess of the guideline premium test limitations, you should consider the guideline premium test.

The cash value accumulation test does not limit the amount of premium that may be paid into a policy. If you desire to pay premiums in excess of the guideline premium test limitations you should elect the cash value accumulation test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in policy value will generally be greater under the cash value accumulation test than under the guideline premium test. Required increases in the minimum death benefit will increase the cost of insurance under the policy, thereby reducing the policy value. We may limit the amount of coverage we will issue on the life of the insured person when the cash value accumulation test has been chosen.

Death Benefit Options

There are three death benefit options available under the base policy. You choose the option you want when you apply for the policy, but you may change that choice after the first policy year.
Option 1. Under death benefit Option 1, before age 100 the base death benefit is the greater of the amount of insurance coverage you have selected or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A. Under this option your base death benefit will remain level unless your policy value multiplied by the appropriate factor described in Appendix A exceeds the death benefit. In this case, your death benefit will vary as the policy value varies.

Option 2. Under death benefit Option 2, before age 100 the base death benefit is the greater of the amount of insurance coverage you have selected plus your policy value or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A. Under this option your base death benefit will vary as the policy value varies.

Option 3. Under death benefit Option 3, before age 100 the base death benefit is the greater of the amount of insurance coverage you have selected plus premiums paid minus withdrawals taken or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A. Under this option your base death benefit will vary as you pay premiums and take withdrawals or if your policy value multiplied by the appropriate factor described in Appendix A exceeds the death benefit.

In the policy form, death benefit “Option 1” is referred to as the “Level Amount Option” or “Option A”; death benefit “Option 2” is referred to as the “Variable Amount Option” or “Option B”; and death benefit “Option 3” is referred to as the “Face Amount Plus Premium Amount Option” or “Option C.”

After age 100, the base death benefit under all options will generally be your policy value.

Which Death Benefit Option to Choose. If you are satisfied with the amount of your existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value and lower cost of insurance charges, you should choose Option 1. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option 2. If you require a specific death benefit that would include a return of the premium paid, such as under an employer sponsored benefit plan, Option 3 may best meet your needs.

Changing Death Benefit Options. After the first policy year, you may change from death benefit Option 1 to Option 2, from death benefit Option 2 to Option 1 and, currently, from death benefit Option 3 to Option 1. Changes to death benefit Option 3 are not allowed after your policy is issued. Evidence of insurability is currently not required for death benefit option changes, but we reserve the right to require such evidence in the future.

Changing your death benefit option may reduce or increase your insurance coverage but will not change the amount of your base death benefit. We may not approve a death benefit option change if it reduces the amount of insurance coverage below the minimum we require to issue your policy. On the effective date of your option change, your insurance coverage will change as follows:

Change From:	Change To:	Insurance Coverage Following the Change:
Option 1	Option 2	• Your insurance coverage before the change minus your policy value as of the effective date of the change.
Option 2	Option 1	• Your insurance coverage before the change plus your policy value as of the effective date of the change.
Option 3	Option 1	• Your insurance coverage before the change plus the sum of all premium payments we have received minus all partial withdrawals you have taken as of the effective date of the change.

Your death benefit option change is effective on your next monthly processing date after we approve it.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to Customer Service so that we can make this change for you.

If a death benefit option change causes the amount of insurance coverage to change, no new coverage segment(s) is (are) created. Instead, the size of each existing segment(s) is (are) changed. If you change death benefit options, there is no change to the amount of term insurance coverage if you have added the Term Insurance Rider to your policy. See Term Insurance Rider, page .

If your death benefit option is changed to Option 1 because you exercised the Overloan Lapse Protection Rider, notwithstanding any other information in this section your insurance coverage following the change will equal your policy value immediately before the change minus the Overloan Lapse Protection Rider charge with the difference multiplied by the appropriate guideline premium test factor described in Appendix A.

Changing your death benefit option may have tax consequences. You should consult a tax and/or legal adviser before making changes.

Death Benefit Proceeds

After the insured person’s death, if your policy is in force we pay the death benefit proceeds to the beneficiaries. The beneficiaries are the people you name to receive the death benefit proceeds from your policy. The death benefit proceeds are equal to:

•	Your base death benefit; plus
•	The amount of any rider benefits; minus
•	Any outstanding policy loan and accrued loan interest; minus
•	Any outstanding fees and charges incurred before the insured person’s death; minus
•	Any outstanding accelerated death benefit lien including accrued lien interest.

The death benefit is calculated as of the insured person’s death and will vary depending on the death benefit option you have chosen.

Death Benefit Guarantees

The policy has three death benefit guarantees which provide that the policy will not lapse even if the surrender value is not enough to pay the periodic fees and charges each month.

In general, the two most significant benefits of the death benefit guarantees are:

•
During the early policy years, the surrender value may not be enough to cover the periodic fees and charges due each month, so that the Basic or Supplemental Death Benefit Guarantee may be necessary to avoid lapse of the policy. This occurs when the surrender charge exceeds the policy value in these years. Likewise, if you request an increase in the amount of your insurance coverage, an additional surrender charge will apply for the ten years following the increase, which could create a similar possibility of lapse as exists during the early policy years; and

•
To the extent the surrender value declines due to poor investment performance of the funds underlying the subaccounts of the variable account or due to an additional surrender charge after a requested increase in the amount of your insurance coverage, the surrender value may not be sufficient even in later policy years to cover the periodic fees and charges due each month. Accordingly, the Extended Death Benefit Guarantee may be necessary in later policy years to avoid lapse of the policy.

Basic Death Benefit Guarantee. The Basic Death Benefit Guarantee is standard on every policy. It provides a guarantee that your policy will not lapse during the guarantee period, provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of minimum premium payments to the next monthly processing date. Your policy will specify the guarantee period. For a standard rated policy without any Term Insurance Riders, the death benefit guarantee period will expire when the insured reaches age 65 for issue ages 0 through 60, or at the end of five policy years for issue ages 61 through 80 or at the end of three policy years for issue ages 81 through 85. The guarantee period is shorter for substandard rated policies or if you have added the Term Insurance Rider to your policy. There is no charge for this guarantee.

You should consider the following in relation to the Basic Death Benefit Guarantee:

•	The amount of the minimum premium for your policy is set forth in your policy (see Premium Payments, page );
•	The minimum premium for your policy is based on monthly rates that vary according to the insured person’s gender, risk class and age;
•	Even though you may pay less than the minimum premium amount, you may lose the significant protection provided by the Basic Death Benefit Guarantee by doing so;
•
A loan may cause the termination of this guarantee because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and

•	Even if the Basic Death Benefit Guarantee terminates, your policy will not necessarily lapse (see Lapse, page ).

We will notify you if on any monthly processing date you have not paid enough premium to maintain the Basic Death Benefit Guarantee. This notice will show the amount of premium required to maintain this guarantee. If we do not receive the required premium payment within 61 days from the date of our notice, the Basic Death Benefit Guarantee will terminate.

You may reinstate the Basic Death Benefit Guarantee during the first five policy years, provided that you pay additional premium equal to the sum of the minimum premium due since the policy date, including the minimum premium for the current monthly processing date.

The amount necessary to reinstate the Basic Death Benefit Guarantee may exceed the amount needed to create sufficient surrender value to pay any periodic fees and charges due each month.

Supplemental Death Benefit Guarantee. The Supplemental Death Benefit Guarantee is standard on every policy. There is no charge for this guarantee. See Supplemental Death Benefit Guarantee Rider, page .

Extended Death Benefit Guarantee Rider. The Extended Death Benefit Guarantee Rider is an optional rider benefit that may be added by rider only when you apply for the policy. There is no charge for this rider. See Extended Death Benefit Guarantee Rider, page .

Other Benefits Available Under the Policy

In addition to the standard death benefits associated with your policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees (if any) associated with each benefit included in the table can be found in the Fee Table.

STANDARD BENEFITS (Automatically Available Under Eligible Policies)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Basic Death Benefit Guarantee	Guarantees that your policy will not lapse during the Basic Death Benefit Guarantee period, even if the surrender value is insufficient to pay the periodic fees and charges each month.
• No additional charge.
• Policy specifies guarantee period, which is based on issue age, optional benefits elected and individual characteristics of the insured.
• Guarantee will terminate early if premiums are insufficient to satisfy minimum premium requirement.
• Minimum premium, as shown in your policy, is based on insurance coverage and individual characteristics of the insured.
• Withdrawals and loans may cause the benefit to terminate early.

Supplemental Death Benefit Guarantee Rider	Guarantees that your policy will not lapse during the Supplemental Death Benefit Guarantee period, even if the surrender value is insufficient to pay the periodic fees and charges each month.
• No additional charge.
• Length of guarantee period is approximately 70% of guarantee period under Basic Death Benefit Guarantee, but may not exceed 10 years.
• Guarantee will terminate early if premiums are insufficient to satisfy minimum premium requirement. Cumulative premium payments, minus any partial withdrawals or loans, must be at least equal to 70.00% of the sum of minimum monthly premiums.
• Withdrawals and loans may cause the benefit to terminate early.

Dollar Cost Averaging Program	Systematically transfers policy value among selected investment options.
• Currently no additional charge.
• Policy value less the loan account value must be at least $5,000.
• Policy coverage must be at least $100,000.
• Transfers cannot be made from the fixed account.
• Transfers may occur on a monthly, quarterly, semi-annually or annual basis.
• We reserve the right to charge for this feature.
• We reserve the right to change or discontinue this program.
• Not available with automatic rebalancing.

Loans	Allows you to take a loan from us against your policy value as collateral
• Interest is charged on outstanding loans.
• Ability to take loans subject to limitations.
• Taking a loan increases risk of lapse.
• Failure to repay loan may have adverse tax consequences.
• Preferred loans may be available after the 10th policy year.

Automatic Rebalancing Program	Systematic program which periodically reallocates your variable and fixed account values among your selected investment options to maintain the allocation percentages you have chosen.
• Currently no additional charge.
• Policy value less loan account value must be at least $10,000.
• Policy coverage must be at least $200,000.
• We reserve the right to charge for this feature.
• We reserve the right to change or discontinue this program.
• Not available with dollar cost averaging.

Accelerated Death Benefit Rider	Allows you to accelerate payment of the eligible death benefit if the insured person is terminally ill.
• Additional charge applies upon exercise.
• Requires certification of physician.
• Maximum benefit is 50% of the amount that would be payable at death.
• Policy loans and withdrawals reduce the eligible benefit.
• Benefit paid in lump sum. Outstanding policy loans and loan interest will be deducted from lump sum.
• Exercising benefit establishes a lien against the policy. Any subsequent death benefit payable will first be used to repay the lien.

Cost of Living Rider	Provides for optional increases in the amount of insurance coverage based on increases in the cost of living as measured by the Consumer Price Index.
• No additional charge for the benefit, but accepting optional increase in coverage will increase costs of insurance.
• Optional increases offered every two years.
• Accepting optional increase in coverage may increase minimum premium required for death benefit guarantees.
• If the insured person is under age 21 and you reject an increase, no optional increases will be offered until after the insured person’s 21st birthday.
• If the insured person is over age 21 and you reject an increase, no optional increases will be offered in the future.

Overloan Lapse Protection Rider	When exercised, guarantees that your policy will not lapse as a result of an outstanding policy loan or loan interest.
• Additional charge applies upon exercise.
• Cannot be exercised until after the 15th policy year.
• Insured person must be at least age 75.
• Other conditions must be satisfied to exercise the rider.
• Death benefit option will be automatically changed to Option 1 upon exercise if not already in effect. Death benefit option cannot be changed after exercise.
• All policy value must be allocated to the fixed account after exercise.
• No premium payments, transfers or partial withdrawals permitted after exercise.
• All optional benefit riders terminate upon exercise. No optional benefit riders can be elected after exercise.
• Insurance coverage cannot be increased or decreased after exercise.

OPTIONAL BENEFITS (Must Be Elected Under Eligible Policies)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Accidental Death Benefit Rider	Provides an additional insurance benefit if the insured person dies from an accidental injury before age 70.
• Additional monthly charge applies.
• Minimum amount of rider coverage is $5,000.
• Maximum amount of rider coverage is generally $300,000.
• Rider coverage can be increased or decreased only after the 2nd policy year.

Additional Insured Rider (no longer available)	Provides level term insurance coverage to age 100 of the insured person or a family member of the insured person.
• Additional monthly charge applies.
• Minimum amount of rider coverage is $100,000.
• Rider coverage cannot be increased after rider issue.
• Rider coverage can be decreased only after 2nd policy year.
• Before age 75 of the additional insured, you can convert the coverage under this rider to any other whole life policy we offer at the time.

Children’s Insurance Rider	Provides term life insurance coverage on the life of each of the insured person’s children.
• Additional monthly charge applies.
• Minimum amount of rider coverage is $1,000.
• Maximum amount of rider coverage is $10,000.
• Term coverage available until child reaches age 25 (or for 25 years from the issue date of this rider, if earlier).
• Decreases in coverage must be at least 6 months apart.

Extended Death Benefit Guarantee Rider (No longer available)	Guarantees that your policy will not lapse before age 100, even if the surrender value is insufficient to pay the periodic fees and charges each month.
• No additional charge.
• Extended guarantee period begins at the end of the guarantee period for the Basic Death Benefit Guarantee.
• Guarantee will terminate early if premiums are insufficient to satisfy minimum premium requirement. Cumulative premium payments, minus any partial withdrawals or loans, must be at least equal to the sum of Extended Death Benefit Guarantee premium payments.
• Withdrawals and loans may cause the benefit to terminate early.

Term Insurance Rider (No longer available)	Provides an additional level term insurance benefit if the insured person dies before age 100.
• Additional monthly charge applies.
• Minimum amount of rider coverage is $100,000.
• Maximum amount of rider coverage is three times the amount of coverage under base policy.
• Rider coverage cannot be increased after rider issue.
• Rider coverage can be decreased only after 1st policy year.
• May transfer coverage under this rider to the base policy any time after the 10th policy year, subject to certain requirements.
• Rider may limit or make unavailable benefits associated with death benefit guarantees and the Cost of Living Rider.

Waiver of Monthly Deduction Rider	Waives the policy’s periodic fees and charges while the insured person is totally disabled.
• Additional monthly charge applies.
• Cannot be elected after insured person reaches age 55.
• If death benefit Option 1 is in effect, it will automatically be changed to Option 2 at the end of the first 6 months of disability.
• Waiver of Specified Premium Rider will no longer be available to you.

Waiver of Specified Premium Rider	Credits a specified amount of premium to the policy each month while the insured person is totally disabled.
• Additional monthly charge applies.
• Cannot be elected after insured person reaches age 55.
• Increases in coverage may be subject to underwriting approval.
• Policy coverage cannot be increased while rider benefits are being paid.
• Unavailable for policies using the cash value accumulation test.
• The Waiver of Monthly Deduction Rider will no longer be available to you.

Additional Information About Optional Rider Benefits

The following riders may have an additional cost, but you may cancel optional riders at any time. Adding or canceling riders may have tax consequences. See Modified Endowment Contracts, page .

Accidental Death Benefit Rider. The Accidental Death Benefit Rider provides an additional insurance benefit if the insured person dies from an accidental injury before age 70. You may apply for this rider when you apply for the base policy or any time after the policy is issued. The minimum amount of coverage under this rider is $5,000.00. The maximum amount of coverage is $300,000.00, but may be less depending on the age of the insured person.

You should consider the following when deciding whether to add the Accidental Death Benefit Rider to your policy:
•	Subject to certain limits, you can increase the amount of coverage under this rider after the second policy year;
•	You can decrease the amount of coverage under this rider after the second policy year;
•	The minimum premium for this rider is based on monthly rates that vary according to the insured person’s risk class and age;
•	The current cost of insurance rates for this rider are different than those for the base policy (see the Optional Benefit Charges table in the Fee Table beginning on page 12);
•	The policy’s periodic fees and charges do not apply to coverage under this rider; and
•	This rider does not have a surrender charge.

If you purchased this rider, and both the policy and rider were in force at the death of the insured and the death was accidental (as defined in the rider) the beneficiary would receive an additional death benefit under this rider. For example, if the policy death benefit were $100,000 and the additional death benefit under this rider was $50,000 the beneficiary in this scenario would receive a death benefit totaling $150,000.

Additional Insured Rider. The Additional Insured Rider provides level term insurance coverage to age 100 of the insured person or a family member of the insured person. You may only add this rider when you apply for the base policy. The minimum amount of coverage under this rider is $100,000.00.

You should consider the following when deciding whether to add the Additional Insured Rider to your policy:
•	You cannot increase the amount of coverage under this rider after issue;
•	You can decrease the amount of coverage under this rider after the second policy year;
•	The minimum premium for this rider is based on monthly rates that vary according to the insured person’s gender, risk class and age;
•	The current cost of insurance rates for this rider are different than those for the base policy (see the Optional Benefit Rider Fees table in the Fee table beginning on page 12);
•	The policy’s periodic fees and charges do not apply to coverage under this rider; and
•	This rider does not have a surrender charge.

Additionally, before age 75 of the additional insured you can convert the coverage under this rider to any other whole life policy we offer at the time. No evidence of insurability will be required for the new whole life policy, and the premiums and cost of insurance charges for this new policy will be based on the insured person’s age at the time of conversion.

If you purchased this rider, and both the policy and rider were in force at the death of the Additional Insured, the beneficiary would receive a death benefit under this rider. For example, if the policy death benefit was $250,000 and the Additional Insured’s death benefit under this rider was $100,000 the beneficiary in this scenario would receive a death benefit of $100,000.

Children’s Insurance Rider. The Children’s Insurance Rider provides up to $10,000.00 of term life insurance coverage on the life of each of the insured person’s children. You may add this rider when you apply for the base policy or any time after your policy is issued. The maximum amount of coverage under this rider is $10,000.00. The minimum amount of coverage under this rider is $1,000.00.

You should consider the following when deciding whether to add the Children’s Insurance Rider to your policy:
•	Term coverage under this rider is available to age 25 of each child (or for 25 years from the issue date of this rider, if earlier);
•	The current cost of insurance rates for this rider are different than those for the base policy (see the Optional Benefit Rider Charges table in the Fee Table beginning on page 12);
•	Subject to certain limits you may increase insurance coverage under this rider; and
•	Decreases in the amount of insurance coverage under this rider are allowed, but at least six months must elapse between decreases.

If you purchased this rider, and both the policy and rider were in force at the death of the insured child, and you are still alive, then you would receive a death benefit under this rider. For example, if the policy death benefit was $100,000 and the death benefit under this rider was $10,000, then in this scenario, you would receive a death benefit of $10,000.

Extended Death Benefit Guarantee Rider. The Extended Death Benefit Guarantee Rider provides a guarantee that your policy will not lapse before age 100 provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of Extended Death Benefit Guarantee premium payments to the next monthly processing date. There is no charge for this rider.

You should consider the following when deciding whether to add the Extended Death Benefit Guarantee Rider to your policy:
•	You may add this rider only when you apply for the base policy;
•	The Extended Death Benefit Guarantee period begins at the end of the Basic Death Benefit Guarantee period;
•	The minimum premium for this rider is set forth in your policy;
•	The minimum premium for this rider is based on monthly rates that vary according to the insured person’s gender, risk class and age;
•	This rider may not be available for certain risk classes;
•
A loan may cause the termination of this guarantee because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and

•	Even if the Extended Death Benefit Guarantee terminates, your policy will not necessarily lapse (see Lapse, page ).

We will notify you if on any monthly processing date you have not paid enough premium to keep this rider in force. This notice will show the amount of premium required to maintain this rider benefit. If we do not receive the required premium payment within 61 days from the date of our notice, the rider will terminate. If this rider terminates, it cannot be reinstated.

Term Insurance Rider. The Term Insurance Rider provides an additional level term insurance benefit if the insured person dies before age 100. You may apply for this rider only when you apply for the base policy and the minimum amount of coverage under this rider is $100,000.00. The maximum amount is no more than three times the amount of insurance coverage selected under the base policy.

You should consider the following when deciding whether to add the Term Insurance Rider to your policy:
•	You cannot increase the amount of coverage under this rider after issue;
•	You can decrease the amount of coverage under this rider after the first policy year;
•	The minimum premium for this rider is based on monthly rates that vary according to the insured person’s gender, risk class and age;
•	The current cost of insurance rates for this rider are generally less than those for the base policy (see the Optional Rider Benefit Charges table in the Fee Table beginning on page 12);
•	The policy’s periodic fees and charges do not apply to coverage under this rider;
•	This rider does not have a surrender charge; and
•	Adding this rider will shorten the death benefit guarantee periods of the base policy.

Additionally, you can transfer your coverage under this rider to your base policy without evidence of insurability any time after the tenth policy year if your base death benefit is equal to your policy value multiplied by the appropriate factor described in Appendix A. Cost of Insurance rates for this new coverage segment will be the same as the cost of insurance rates for the initial coverage segment. No surrender charge or monthly amount charge will apply to this new coverage segment of the base policy.

Important Information about the Term Insurance Rider

It may be to your economic advantage to include part of your insurance coverage under the Term Insurance Rider. Working with your agent/registered representative, consider the following when deciding whether to include coverage under the Term Insurance Rider and in what proportion to the total amount of coverage under your policy.

Cost of Insurance and Other Fees and Charges. The cost of insurance rates and other fees and charges affect the value of your policy. The lower the cost of insurance and other fees and charges, the greater the policy’s cash value. Accordingly, please be aware that:
•	The current cost of insurance rates for coverage under the Term Insurance Rider are generally less than the current cost of insurance rates for coverage under the base policy;
•
The guaranteed maximum cost of insurance rates for coverage under the Term Insurance Rider are generally the same as the guaranteed maximum cost of insurance rates for coverage under the base policy; and

•	Some policy fees and charges that apply to coverage under the base policy may not apply to coverage under the Term Insurance Rider.

Features and Benefits. Certain features and benefits are limited or unavailable if you have Term Insurance Rider coverage, including:
•	Death Benefit Guarantees; and
•	Cost of Living Rider Benefits.

Compensation. We generally pay more compensation to your agent/registered representative on premiums paid for coverage under the base policy than we do on premiums paid for coverage under the Term Insurance Rider. See Distribution of the Policy, page .

With these factors in mind, you should discuss with your agent/registered representative how the use of the Term Insurance Rider will affect the costs, benefits, features and performance of your policy. You should also review illustrations based on different combinations of base policy and Term Insurance Rider coverage so that you can decide what combination best meets your needs. The foregoing discussion does not contain all of the terms and conditions or limitations of coverage under the base policy or the Term Insurance Rider, and you should read them carefully to fully understand their benefits and limitations.

Waiver of Monthly Deduction Rider. Subject to certain limits, the Waiver of Monthly Deduction Rider provides that the policy’s periodic fees and charges are waived while the insured person is totally disabled according to the terms of the rider. You may add this rider when you apply for the base policy or any time after your policy is issued, but it may not be added after the insured person reaches age 55.

You should consider the following when deciding whether to add the Waiver of Monthly Deduction Rider to your policy:
•	The current cost of insurance rates for this rider are different than those for the base policy (see the Optional Benefit Rider Charges table in the Fee Table beginning on page 12); and
•
If death benefit Option 1 is in effect at the end of the first six months of total disability, your death benefit option will automatically be changed to Option 2. There will be no automatic change if Option 3 is in effect at the end of the first six months of total disability.

Your policy may contain either the Waiver of Monthly Deduction Rider or the Waiver of Specified Premium Rider, but not both. Also, you may not change from one of these riders to the other after your policy is issued.

If you purchased this rider, and the insured were to become disabled (as defined in the rider) while the policy and this rider were still inforce, the Company would waive the collection of periodic fees and charges on the policy. For example, if the monthly charges were $100, the Company would credit that $100 to the policy value while the insured is totally disabled.

Waiver of Specified Premium Rider. Subject to certain limits, the Waiver of Specified Premium Rider provides that a specified amount of premium will be credited to the policy each month while the insured person is totally disabled according to the terms of the rider. You may add this rider when you apply for the base policy or any time after your policy is issued, but it may not be added after the insured person reaches age 55.

You should consider the following when deciding whether to add the Waiver of Specified Premium Rider to your policy:
•	The current cost of insurance rates for this rider are different than those for the base policy (see the Optional Rider Benefit Charges table in the Fee Table beginning on page 12);
•
If there is an increase in the specified premium or an increase in the amount of insurance coverage that results in an increase in specified premium, the new specified premium will be subject to underwriting approval; and

•	You may not increase your insurance coverage while benefits are being paid under the terms of this rider.

This rider cannot be added to a policy that uses the cash value accumulation test.

Your policy may contain either the Waiver of Monthly Specified Premium Rider or the Waiver of Monthly Deduction Rider, but not both. Also, you may not change from one of these riders to the other after your policy is issued.

If you purchased this rider, and the insured were to become disabled (as defined in the rider) while the policy and this rider were still inforce, the Company would pay the Specified Premium into the policy. For example, if the monthly Specified Premium was $1000, ReliaStar would credit that $1000 to the policy while the insured was disabled.

Additional Information About Standard Rider Benefits

The following rider benefits may come with your policy automatically, depending on your age and/or risk class. There may be an additional charge if you choose to exercise any of these rider benefits, and exercising the benefits may have tax consequences. See Rider Fees and Charges, page 31, and Accelerated Death Benefit Rider, page .

Accelerated Death Benefit Rider. Under certain circumstances, the Accelerated Death Benefit Rider allows you to accelerate payment of the eligible death benefit that we otherwise would pay upon the insured person’s death. Generally, we will provide an accelerated benefit under this rider if the insured person has a terminal illness that will result in his or her death within 12 months, as certified by a physician. The accelerated benefit may not be more than 50.00% of the amount that would be payable at the death of the insured person, and the accelerated benefit will first be used to pay off any outstanding policy loans and interest due. The remainder of the accelerated benefit will be paid to you in a lump sum. If your policy was issued in New Jersey, you may instead choose to receive periodic payments without life contingency.

Consider the following when deciding whether to accelerate the death benefit under this rider:
•	We assess an administrative charge of up to $300.00 when we pay the accelerated benefit (see the Transaction Fees table in the Fee Table beginning on page 11);
•
When we pay the accelerated benefit, a lien is established against the policy in the amount of the accelerated benefit, plus administrative charges, plus interest, plus any premium on the policy. Interest rate on the lien will not be more than the greater of the current yield on 90 day treasury bills, or the current maximum statutory adjustable policy loan interest rate;

•	Any subsequent death benefit proceeds payable under the policy will first be used to repay the lien;
•	Withdrawals, loans and any other access to the policy value will be reduced by the amount of the lien;
•	Accelerating the death benefit will not affect the amount of premium payable on the policy and any premiums required to keep the policy in force that are not paid by you will be added to the lien; and
•	There may be tax consequences to requesting payment under this rider, and you should consult with a tax and/or legal adviser for further information.

Certain limitations and restrictions are described in the rider. Additionally, the benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

If purchased, the rider may provide up to 50% of the death benefit when the insured has a terminal illness as defined by the policy. For example, if the death benefit at the time $100,000 and the insured has a defined terminal illness, the insured can receive up to $50,000 in benefits.

Cost of Living Rider. The Cost of Living Rider provides optional increases in the amount of base insurance coverage on the life of the insured person every two years without evidence of insurability. Increases are based on increases in the cost of living as measured by the Consumer Price Index.

You should consider the following when deciding whether to accept a cost of living adjustment to your policy:

•
On each date the amount of insurance increases under this rider, the periodic fees and charges under the policy will increase to account for the increased costs of insurance and the increased Waiver of Monthly Deduction Rider benefit, if applicable;

•	The minimum premium for the death benefit guarantees will increase, unless otherwise directed, on each date the amount of insurance increases under this rider; and
•
If the insured person is under age 21 and you choose not to accept a cost of living adjustment, we will not offer any further increases until the policy anniversary on or next following the insured person’s 21st birthday. However if you choose not to accept a cost of living adjustment and the insured person is over the age of 21, this rider will automatically terminate as to future increases.

•
Increases from accepted cost of living adjustments are new segments and all of the attributes of a new segment described in this document will apply (see Changes in the Amount of Your Insurance Coverage beginning on page 32).

If purchased, the rider may provide optional increases in the amount of insurance coverage based on increases in the cost of living. For example, if the death benefit is $100,000 and the Cost of Living Rider is in effect for your policy, two years from the effective date of the rider, if the Consumer Price Index Factor indicates inflation of 6%, an increase of $6,000 could be added to the benefit, and would be available. If the adjustment were accepted, the death benefit would increase to $106,000. The available adjustment must be greater than $5,000 to be applied to the death benefit. Please note that this rider is optional and there are periodic fees and charges if you opt in.

Overloan Lapse Protection Rider. The Overloan Lapse Protection Rider is a benefit you may exercise to guarantee that your policy will not lapse even if your surrender value or unloaned policy value, as applicable, is not enough to pay the periodic fees and charges when due. This rider may help you keep your policy in force and avoid tax consequences resulting from your policy lapsing with a loan outstanding. See Distributions Other than Death Benefits, page .

You may exercise this rider benefit by written request if all of the following conditions are met:
•	At least 15 policy years have elapsed since your policy date;
•	The insured person is at least age 75;
•	Your loan account value is equal to or greater than the amount of insurance coverage selected under the base policy plus the amount of Term Insurance Rider coverage, if any;
•	Your loan account value less any unearned loan interest does not exceed your policy value less the transaction charge for this rider (see Loan Account Value, page 52; see also Loan Interest, page );
•	Exercise of this rider does not cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code (see Modified Endowment Contracts, page ); and
•	Exercise of this rider does not cause your policy to violate the statutory premium limits allowed under the guideline premium test (see Death Benefit Qualification Tests, page ).

We will notify you if you meet all of these conditions and explain the consequences of choosing to exercise this rider.

You should consider the following consequences when deciding whether to exercise the Overloan Lapse Protection Rider:
•	On the monthly processing date on or next following the date we receive your request to exercise this rider:
>	We will assess a onetime transaction charge. This charge equals 3.50% of your policy value (see the Transaction Fees Table in the Fee Table beginning on page 11);
>	If another death benefit option is in effect, the death benefit option will automatically be changed to death benefit Option 1 (see Death Benefit Options, page );
>	The amount of insurance coverage after exercise of this rider will equal your policy value (less the transaction charge) multiplied by the guideline premium test factor described in Appendix A;
>	Amounts allocated to the subaccounts of the variable account will be transferred to the fixed account; and
>	All optional benefit riders will be terminated.
•	Insurance coverage under your policy will continue in force, subject to the following limitations and restrictions:
>	We will continue to deduct monthly periodic fees and charges (other than the Mortality and Expense Risk charge which will no longer apply);
>	You may not make any further premium payments;
>	Any unpaid loan interest will be added to your loan account balance;
>	You may not make any future transfers from the fixed account to the subaccounts of the variable account;
>	You may not add any additional benefits by rider in the future; and
>	You may not increase or decrease the amount of insurance coverage, change the death benefit option or make any partial withdrawals.

This benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

Supplemental Death Benefit Guarantee Rider. The Supplemental Death Benefit Guarantee Rider provides a guarantee that your policy will not lapse during the Supplemental Death Benefit Guarantee period if on each monthly processing date since the policy date your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to 70.00% of the sum of minimum monthly premium payments to the next monthly processing date. The supplemental guarantee period begins on the policy date and is equal to the death benefit guarantee period shown in your policy, multiplied by 70.00% and rounded to the lower whole number of policy years. The supplemental guarantee period may not exceed ten policy years. There is no charge for this guarantee.

You should consider the following in relation to the Supplemental Death Benefit Guarantee:
•	Even though you may pay less than the minimum premium amount, you may lose the significant protection provided by the Supplemental Death Benefit Guarantee by doing so;
•
A loan may cause the termination of this guarantee because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and

•	Even if the Supplemental Death Benefit Guarantee terminates, your policy will not necessarily lapse (see Lapse, page 62).

We will notify you if on any monthly processing date you have not paid enough premium to maintain the Supplemental Death Benefit Guarantee. This notice will show the amount of premium required to maintain this guarantee. If we do not receive the required premium payment within 61 days from the date of our notice, the Supplemental Death Benefit Guarantee Rider will terminate. If the Supplemental Death Benefit Guarantee Rider terminates, it cannot be reinstated.

Policy Value

Your policy value equals the sum of your fixed account and variable account values. Your policy value reflects:
• The net premium applied to your policy;
• The fees and charges that we deduct;
• Any partial withdrawals you take;
• Interest earned on amounts allocated to the fixed account; and
• The investment performance of the mutual funds underlying the subaccounts of the variable account.

Variable Account Value

Your variable account value equals your policy value attributable to amounts invested in the subaccounts of the variable account.

In the policy form the “policy value” is referred to as the “Accumulation Value,” the “fixed account value” is referred to as the “Fixed Accumulation Value,” and the “variable account value” is referred to as the “Variable Accumulation Value.”

Determining Values in the Subaccounts. The value of the amount invested in each subaccount is measured by accumulation units and accumulation unit values. The value of each subaccount is the accumulation unit value for that subaccount multiplied by the number of accumulation units you own in that subaccount. Each subaccount has a different accumulation unit value.

The accumulation unit value is the value determined on each valuation date. The accumulation unit value of each subaccount varies with the investment performance of its underlying mutual fund. It reflects:
•	Investment income;
•	Realized and unrealized gains and losses;
•	Fund expenses (including fund redemption fees, if applicable); and
•	Taxes, if any.

A valuation date is a date on which a mutual fund values its shares and the New York Stock Exchange is open for business, except for days on which valuations are suspended by the SEC. Each valuation date ends at 4:00 p.m. Eastern time. We reserve the right to revise the definition of valuation date as needed in accordance with applicable federal securities laws and regulations.

You purchase accumulation units when you allocate premium or make transfers to a subaccount, including transfers from the loan account.

We redeem accumulation units:
•	When amounts are transferred from a subaccount (including transfers to the loan account);
•	For the monthly deduction of the periodic fees and charges from your variable account value;
•	For policy transaction fees;
•	When you take a partial withdrawal;
•	If you surrender your policy; and
•	To pay the death benefit proceeds.

To calculate the number of accumulation units purchased or sold we divide the dollar amount of your transaction by the accumulation unit value for the subaccount calculated at the close of business on the valuation date of the transaction.

The date of a transaction is the date Customer Service receives your premium or transaction request, so long as the date of receipt is a valuation date. We use the accumulation unit value that is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We deduct the periodic fees and charges each month from your variable account value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the subaccounts goes up or down depending on the investment performance of the corresponding mutual funds. There is no guaranteed minimum value of amounts invested in the subaccounts of the variable account.

How We Calculate Accumulation Unit Values. We determine the accumulation unit value for each subaccount on each valuation date.

We generally set the accumulation unit value for a subaccount at $10.00 when the subaccount is first opened. After that, the accumulation unit value on any valuation date is:
•	The accumulation unit value for the preceding valuation date; multiplied by
•	The subaccount’s accumulation experience factor for the valuation period.

Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date. We reserve the right to revise the definition of valuation date as needed in accordance with applicable federal securities laws and regulations.

We calculate an accumulation experience factor for each subaccount every valuation date as follows:
•	We take the net asset value of the underlying fund shares as reported to us by the fund managers as of the close of business on that valuation date;
•	We add dividends or capital gain distributions declared and reinvested by the fund during the current valuation period;
•	We subtract a charge for taxes, if applicable; and
•	We divide the resulting amount by the net asset value of the shares of the underlying fund at the close of business on the previous valuation date.

Fixed Account Value

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value. See The Fixed Account, page 23.

Loan Account Value

When you take a loan from your policy we transfer your loan amount to the loan account as collateral for your loan. Your loan amount includes interest payable in advance to the next policy anniversary. The loan account is part of our general account and we credit interest on amounts held in the loan account. Your loan account value is equal to your outstanding loan amount plus any interest credited on the loan account value. See Loans, page 52.
In the policy form the “loan account value” is referred to as the “Loan Amount.”

Special Features and Benefits

Loans

You may borrow money from us using your policy as collateral for the loan. We reserve the right to limit borrowing during the first policy year. Unless state law requires otherwise, each new loan amount must be at least $500 and may not exceed 1 minus 2 where:

1 =	90.00% (100.00% after age 65) of the policy value less any surrender charge; and
2 =	The existing loan amount.
3 =
If your policy is in force as paid-up life insurance, the amount you may borrow is limited to the surrender value as of the next policy anniversary.

When you take a loan, we transfer an amount equal to your loan to the loan account. The loan account is part of our general account specifically designed to hold collateral for policy loans and interest.

Your loan request must be directed to Customer Service. When you request a loan you may specify the investment options from which the loan collateral will be taken. If you do not specify the investment options, the loan collateral will be taken proportionately from each active investment option you have, including the fixed account.

If you request an additional loan, we add the new loan amount to your existing loan. This way, there is only one loan outstanding on your policy at any time.

Loan Interest. We credit amounts held in the loan account with interest at an annual rate of 3.00%. Interest we credit is allocated to the subaccounts and fixed account in the same proportion as your current premium allocation unless you tell us otherwise.

We also charge interest on loans. The annual interest rate charged is currently 4.76%.

After the tenth policy year, the annual interest rate that we charge will be reduced to 2.91% (guaranteed not to exceed 3.38%) for that portion of the loan amount that is not greater than:
•	Your variable account value plus your fixed account value; minus
•	The sum of all premiums paid minus all partial withdrawals.

Loans with this reduced interest rate are preferred loans. This reduced interest rate may change at any time but is guaranteed not to exceed 3.38%.

Interest is payable in advance at the time you take any loan (for the rest of the policy year) and at the beginning of each policy year thereafter (for the entire policy year). If you do not pay the interest when it is due, we add it to your loan account balance.

We will refund to you any interest we have not earned if:
•	Your policy lapses;
•	You surrender your policy; or
•	You repay your loan.

Loan Repayment. You may repay your loan at any time. However, unless you tell us otherwise we will treat amounts received as premium payments and not loan repayments. You must tell us if you want a premium payment to go towards repaying your loan.

When you make a loan repayment, we transfer an amount equal to your payment plus any refunded unearned loan interest from the loan account to the subaccounts and fixed account in the same proportion as your current premium allocation, unless you tell us otherwise.

Effects of a Policy Loan. Using your policy as collateral for a loan will affect your policy in various ways. You should carefully consider the following before taking a policy loan:
•	Failure to make loan repayments could cause your policy to lapse;
•
A loan may cause the termination of the death benefit guarantees because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantees in effect;

•	Taking a loan reduces your opportunity to participate in the investment performance of the subaccounts and the interest guarantees of the fixed account;
•	Accruing loan interest will change your policy value as compared to what it would have been if you did not take a loan;
•	Even if you repay your loan, it will have a permanent effect on your policy value;
•	If you do not repay your loan we will deduct any outstanding loan amount from amounts payable under the policy; and
•	Loans may have tax consequences and if your policy lapses with a loan outstanding, you may have further tax consequences. See Distributions Other than Death Benefits, page .

We reserve the right to allow borrowing during the first policy year for policies issued pursuant to an exchange of policy values from another life insurance policy under Section 1035(a) of the Internal Revenue Code, as amended.

Transfers

You currently may make an unlimited number of transfers of your variable account value between the subaccounts and to the fixed account. Transfers are subject to any conditions or limits that we or the funds whose shares are involved may impose, including:
•	You may generally not make transfers until after the fifteenth day following your policy date (see Allocation of Net Premium, page 27);
•	We reserve the right to limit you to 12 transfers each policy year;
•	Although we currently do not impose a charge for transfers, we reserve the right to charge up to $25.00 for each transfer; and
•	We may impose the transfer charge, limit the number of transfers each policy year, restrict or refuse transfers because of frequent or disruptive transfers, as described below.

Any conditions or limits we impose on transfers between the subaccounts or to the fixed account will generally apply equally to all policy owners. However, we may impose different conditions or limits on policy owners or third parties acting on behalf of policy owners, such as market timing services, who violate our excessive trading policy. See Limits on Frequent or Disruptive Transfers, page 56.

Transfers from the fixed account to the subaccounts of the variable account are subject to the following additional restrictions:
•	Only one transfer is permitted each policy year, and only within 30 days of your policy anniversary date;
•	You may only transfer up to 50.00% of your fixed account value unless the balance, after the transfer, would be less than $1,000.00 in which event you may transfer your full fixed account value; and
•	Your transfer must be at least the lesser of $500.00 or your total fixed account value.

We reserve the right to liberalize these restrictions on transfers from the fixed account, depending on market conditions. Any such liberalization will generally apply equally to all policy owners. However, we may impose different restrictions on third parties acting on behalf of policy owners, such as market timing services.

We process all transfers and determine all values in connection with transfers on the valuation date we receive your request in good order, except as described below for the dollar cost averaging or automatic rebalancing programs.

Dollar Cost Averaging. Anytime your policy value less the loan account value is at least $5,000.00 and the amount of your insurance coverage is at least $100,000.00 you may elect dollar cost averaging.

Dollar cost averaging is a long-term investment program through which you direct us to automatically transfer at regular intervals a specific dollar amount from any of the subaccounts to one or more of the other subaccounts or to the fixed account. We do not permit transfers from the fixed account under this program. You may request that the dollar cost averaging transfers occur on a monthly, quarterly, semi-annual or annual basis. You may discontinue this program at any time. Although we currently do not charge for this feature, we reserve the right to impose a charge in the future.

This systematic plan of transferring policy values is intended to help reduce the risk of investing too much when the price of a fund’s shares is high. It also helps reduce the risk of investing too little when the price of a fund’s shares is low. Because you transfer the same dollar amount to the subaccounts each period, you purchase more units when the unit value is low and you purchase fewer units when the unit value is high.

Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.

You may discontinue your dollar cost averaging program at any time. We reserve the right to discontinue, modify or suspend this program, and dollar cost averaging will automatically terminate if:
•	We receive a request to begin an automatic rebalancing program;
•	The policy is in the grace period on any date when dollar cost averaging transfers are scheduled; or
•	The specified transfer amount from any subaccount is more than the variable account value in that subaccount.

Automatic Rebalancing. Anytime your policy value less the loan account value is at least $10,000.00 and the amount of your insurance coverage is at least $200,000.00 you may elect automatic rebalancing. Automatic rebalancing is a program for simplifying the process of asset allocation and maintaining a consistent allocation of your variable and fixed account values among your chosen investment options. Although we currently do not charge for this feature, we reserve the right to impose a charge in the future.

If you elect automatic rebalancing, we periodically transfer amounts among the investment options to match the asset allocation percentages you have chosen. This action rebalances the amounts in the investment options that do not match your set allocation percentages. This mismatch can happen if an investment option outperforms another investment option over the time period between automatic rebalancing transfers.

Automatic rebalancing does not assure a profit nor does it protect you against a loss in a declining market.

You may discontinue your automatic rebalancing program at any time. We reserve the right to discontinue, modify or suspend this program, and automatic rebalancing will automatically terminate if:
•	We receive a request to transfer policy values among the investment options;
•	We receive a request to begin a dollar cost averaging program;
•	The policy is in the grace period on any date when automatic rebalancing transfers are scheduled; or
•	The sum of your variable and fixed account values is less than $7,500.00 on any date when automatic rebalancing transfers are scheduled.

Limits on Frequent or Disruptive Transfers

The policy is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a mutual fund and raise its expenses through:
•	Increased trading and transaction costs;
•	Forced and unplanned portfolio turnover;
•	Lost opportunity costs; and
•	Large asset swings that decrease the fund’s ability to provide maximum investment return to all policy owners.

This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should be aware that:
•
We suspend the Electronic Trading Privileges, as defined below, of any individual or organization if we determine, in our sole discretion, that the individual’s or organization’s transfer activity is disruptive or not in the best interest of other owners of our variable insurance and retirement products; and

•	Each underlying fund may limit or restrict fund purchases and we will implement any limitation or restriction on transfers to an underlying fund as directed by that underlying fund.

Consequently, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase or participate in the policy.

Excessive Trading Policy. We and the other members of the Voya family of companies that provide multi-fund variable insurance and retirement products have adopted a common Excessive Trading Policy to respond to the demands of the various fund families that make their funds available through our products to restrict excessive fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.

We actively monitor fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy. Our Excessive Trading Policy is violated if fund transfer and reallocation activity:
•	Meets or exceeds our current definition of Excessive Trading, as defined below; or
•	Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.

We currently define Excessive Trading as:
•
More than one purchase and sale of the same fund (including money market funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same fund is referred to as a “round-trip”). This means two or more round-trips involving the same fund within a 60 calendar day period would meet our definition of Excessive Trading; or

•	Six round-trips involving the same fund within a rolling 12 month period.

The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases or sales of shares related to non-fund transfers (for example, new purchase payments, withdrawals and loans);
•	Transfers associated with any scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;
•	Purchases and sales of fund shares in the amount of $5,000.00 or less;
•	Purchases and sales of funds that affirmatively permit short-term trading in their fund shares, and movement between such funds and a money market fund; and
•	Transactions initiated by us, another member of the Voya family of companies or a fund.

If we determine that an individual or entity has made a purchase of a fund within 60 days of a prior round-trip involving the same fund, we will send them a letter warning that another sale of that same fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (“VRU”), telephone calls to the Customer Service or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”). Likewise, if we determine that an individual or entity has made five round-trips involving the same fund within a rolling 12 month period, we will send them a letter warning that another purchase and sale of that same fund within 12 months of the initial purchase in the first round-trip will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of any warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or the investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the fund whose shares were involved in the trading activity.

If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all fund transfers or reallocations, not just those that involve the fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the fund whose shares were involved in the activity that violated our Excessive Trading Policy.

Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. We will continue to monitor the fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance and retirement products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.

We do not allow exceptions to our Excessive Trading Policy. We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of policy owners and fund investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all policy owners or, as applicable, to all policy owners investing in the underlying fund.

Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, fund performance and management may be adversely affected, as noted above.

Limits Imposed by the Funds. Each underlying fund available through the variable insurance and retirement products offered by us and/or the other members of the Voya family of companies, either by prospectus or stated policy, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of fund shares are subject to acceptance or rejection by the underlying fund. We reserve the right, without prior notice, to implement fund purchase restrictions and/or limitations on an individual or entity that the fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a subaccount if the corresponding fund will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a fund or all funds within a fund family) will be done in accordance with the directions we receive from the fund.

Agreements to Share Information with Fund Companies. As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the fund companies whose funds are offered through the policy. Policy owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and our implementation of our Excessive Trading Policy. Under these agreements, the company is required to share information regarding policy owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about policy owner transactions, this information may include personal policy owner information, including names and social security numbers or other tax identification numbers.

As a result of this information sharing, a fund company may direct us to restrict a policy owner’s transactions if the fund determines that the policy owner has violated the fund’s excessive/frequent trading policy. This could include the fund directing us to reject any allocations of premium or policy value to the fund or all funds within the fund family.

Conversion to a Fixed Policy

During the first two policy years and the first two years after an increase in the amount of your insurance coverage, you may permanently convert your policy or the requested increase in insurance coverage to a fixed policy, unless state law requires differently. If you elect to make this change, unless state law requires that we issue to you a new fixed benefit policy, we will permanently transfer the amounts you have invested in the subaccounts of the variable account to the fixed account and allocate all future net premium to the fixed account. After you exercise this right you may not allocate future premium payments or make transfers to the subaccounts of the variable account. We do not charge for this change. Contact Customer Service or your agent/registered representative for information about the conversion rights available in your state.

Partial Withdrawals

Beginning in the second policy year you may withdraw part of your policy’s surrender value. Only one partial withdrawal is currently allowed each policy year, and a partial withdrawal must be at least $500.00. In policy years two through ten you may not withdraw more than 20.00% of your surrender value.

We currently charge $10.00 for each partial withdrawal, but we reserve the right to charge up to $25.00 for each partial withdrawal. See Partial Withdrawal Fee, page .

Unless you specify a different allocation, we will take partial withdrawals from the fixed account and the subaccounts of the variable account in the same proportion that your value in each has to your policy value on the monthly processing date. We will determine these proportions at the end of the valuation period during which we receive your partial withdrawal request. For purposes of determining these proportions, we will not include any outstanding loan account value.

Effects of a Partial Withdrawal. We will reduce the policy value by the amount of a partial withdrawal. We will also reduce the death benefit by the amount of a partial withdrawal, or, if the death benefit is based on a factor from the definition of life insurance factors described in Appendix A, by an amount equal to the factor multiplied by the amount of the partial withdrawal. A partial withdrawal may also cause the termination of the death benefit guarantees because we deduct the amount of the partial withdrawal from the total premiums paid when calculating whether you have paid sufficient premiums in order to maintain the death benefit guarantees.

If death benefit Option 1 is in effect, we will decrease the amount of insurance coverage by the amount of a partial withdrawal. Decreases in insurance coverage on policies with multiple coverage segments will be made in the following order:
1.	From the most recent segment;
2.	From the next more recent segments successively; and
3.	From the initial segment.

Therefore, partial withdrawals may affect the way in which the cost of insurance is calculated and the amount of pure insurance protection under the policy. See Cost of Insurance, page .

If death benefit Option 2 or Option 3 is in effect, a partial withdrawal will not affect the amount of insurance coverage.

We will not allow a partial withdrawal if the amount of insurance coverage after the withdrawal would be less than $25,000.00.

A partial withdrawal may have tax consequences depending on the circumstances of such withdrawal. See Tax Status of the Policy, page .

Paid-Up Life Insurance

You may elect, at any time before the insured person’s age 100, to apply the surrender value to purchase fixed paid up life insurance. The amount by which any paid up insurance will exceed the surrender value cannot be greater than the amount by which the death benefit exceeds the policy value. Any surrender value not used to purchase paid-up life insurance will be paid to you in cash and treated as a partial distribution for federal income tax purposes.

If you elect to continue your policy as fixed paid-up life insurance:
•	The surrender value is transferred to the fixed account;
•	You cannot pay additional premiums;
•	You cannot take any partial withdrawals; and
•	We will not deduct any further periodic fees and charges.

Applying your policy’s surrender value to purchase paid up insurance may have tax consequences. See Tax Status of the Policy, page .

Termination of Coverage

Your insurance coverage will continue under the policy until you surrender your policy or it lapses.

Surrender

You may surrender your policy for its surrender value any time after the free look period while the insured person is alive. Your surrender value is your policy value minus any surrender charge, loan amount and unpaid fees and charges.

You may take your surrender value in other than one payment.
In the policy form the “surrender value” is referred to as the “Cash Surrender Value.”

We compute your surrender value as of the valuation date Customer Service receives your policy and written surrender request. All insurance coverage ends on the date we receive your surrender request and policy.

Surrender of your policy may have adverse tax consequences. See Distributions Other than Death Benefits, page .

Lapse

Your policy will not lapse and your insurance coverage under the policy will continue if on any monthly processing date:
•	A death benefit guarantee is in effect; or
•	Your surrender value is enough to pay the periodic fees and charges when due.

Grace Period. If on a monthly processing date you do not meet either of these conditions, your policy will enter the 61-day grace period during which you must make a sufficient premium payment to avoid having your policy lapse and insurance coverage terminate.

We will notify you that your policy is in a grace period at least 30 days before it ends. We will send this notice to you (and a person to whom you have assigned your policy) at your last known address in our records. We will notify you of the premium payment necessary to prevent your policy from lapsing. This amount generally equals the past due charges, plus the estimated periodic fees and charges and charges of any optional rider benefits for the next two months. If we receive payment of the required amount before the end of the grace period, we apply it to your policy in the same manner as your other premium payments and then we deduct the overdue amounts from your policy value.

If you do not pay the full amount within the 61-day grace period, your policy and its riders will lapse without value. We withdraw your remaining variable and fixed account values, deduct amounts you owe us and inform you that your coverage has ended.

If the insured person dies during the grace period, we do pay death benefit proceeds to your beneficiaries with reductions for your loan amount and periodic fees and charges owed.

During the early policy years your surrender value will generally not be enough to cover the periodic fees and charges each month, and you will generally need to pay at least the minimum premium amount (to maintain the basic and Supplemental Death Benefit Guarantees) for the policy not to lapse.

If your policy lapses, any distribution of policy value may be subject to current taxation. See Distributions Other than Death Benefits, page .

Reinstatement

Reinstatement means putting a lapsed policy back in force. You may reinstate a lapsed policy by written request any time within five years after it has lapsed. A policy that was surrendered may not be reinstated.

To reinstate the policy and any available riders you must submit evidence of insurability satisfactory to us and pay a premium large enough to keep the policy and any rider benefits in force for at least two months. If you had a policy loan existing when coverage lapsed, unless directed otherwise we will reinstate it with accrued loan interest to the date of lapse.

When a policy is reinstated, unless otherwise directed by you, we will allocate the net premium received to the subaccounts of the variable account and the fixed account according to the premium allocation instructions in effect at the start of the grace period. Your account value on the reinstatement date will equal:
•	The policy value at the end of the grace period; plus
•	The net premium paid on reinstatement; minus
•	Any unpaid fees and charges through the end of the grace period.

A lapsed Basic Death Benefit Guarantee cannot, unless otherwise allowed under state law, be reinstated after the fifth policy year. Lapsed Supplemental and Extended Death Benefit Guarantees cannot be reinstated.

A policy that lapses and is reinstated more than 90 days after lapsing may be classified as a modified endowment contract for tax purposes. You should consult with a tax and/or legal adviser to determine whether reinstating a lapsed policy will cause it to be classified as a modified endowment contract. See Modified Endowment Contracts, page .

TAX CONSIDERATIONS

The following summary provides a general description of the U.S. federal income tax considerations associated with the policy and does not purport to be complete. In addition, this summary does not cover federal estate, gift and generation-skipping tax implications or state, local and foreign taxes, or other tax situations. We have written this discussion to support the promotion and marketing of our products, and we do not intend it as tax advice. This summary is not intended to and cannot be used to avoid any tax penalties that may be imposed upon you. Counsel or other qualified tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the IRS. We cannot make any guarantee regarding the tax treatment of any policy or policy transaction. If you have any questions about the tax treatment of any distribution from your policy or transactions involving your policy, please consult a tax and/or legal adviser.

The following discussion generally assumes that the policy will qualify as a life insurance contract for federal tax purposes.

Tax Status of the Company

We are taxed as a life insurance company under the Internal Revenue Code. The variable account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company,” but is taxed as part of the company.

We automatically apply investment income and capital gains attributable to the variable account to increase reserves under the policy. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed. Because we do not expect that we will incur any federal income tax liability attributable to the variable account we do not intend to make any provision for any such taxes. However, changes in the tax laws and/or in their interpretation may result in our being taxed on income or gains attributable to the variable account. In this case we may impose a charge against a variable account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your policy value invested in the subaccounts.

In calculating our corporate income tax liability, we may claim certain corporate income tax benefits associated with the investment company assets, including variable account assets, which are treated as Company assets under applicable income tax law. These benefits may reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass the tax benefits to the holders of the variable account because (i) the policy owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include Company income taxes in the tax charges you pay under the policy. We reserve the right to change these tax practices.

Tax Status of the Policy

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner that is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements that are set forth in Section 7702 of the Internal Revenue Code. Specifically, the policy must meet the requirements of either the cash value accumulation test or the guideline premium test. See Death Benefit Qualification Tests, page 33. If your variable life policy does not satisfy one of these two alternate tests, it will not be treated as life insurance under Internal Revenue Code 7702. You would then be subject to federal income tax on your policy income as you earn it. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so. See Tax Treatment of Policy Death Benefits, page . If we return premium (with interest) in order to bring your policy into compliance with the guideline premium test under requirements of Section 7702, it will be refunded on a last-in, first-out basis and may be taken from the investment options in which your policy value is allocated based on your premium allocation in effect. The amount of any interest returned is includible in your gross income.

Diversification and Investor Control Requirements

In addition to meeting the Internal Revenue Code Section 7702 tests, Internal Revenue Code Section 817(h) requires investments within a separate account, such as our variable account, to be adequately diversified. The Treasury has issued regulations that set the standards for measuring the adequacy of any diversification, and the IRS has published various revenue rulings and private letter rulings addressing diversification issues. To be adequately diversified, each subaccount and its corresponding mutual fund must meet certain tests. If these tests are not met, your variable life policy will not be adequately diversified and not treated as life insurance under Internal Revenue Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Each subaccount's corresponding mutual fund has represented that it will meet the diversification standards that apply to your policy. Accordingly, we believe it is reasonable to conclude that the diversification requirements have been satisfied. If it is determined, however, that your variable life policy does not satisfy the applicable diversification regulations and rulings because a subaccount’s corresponding mutual fund fails to be adequately diversified for whatever reason, we will take appropriate and reasonable steps to bring your policy into compliance with such regulations and rulings and we reserve the right to modify your policy as necessary in order to do so.

In certain circumstances, owners of a variable life insurance policy have been considered, for federal income tax purposes, to be the owners of the assets of the variable account supporting their policies due to their ability to exercise investment control over such assets. When this is the case, the policy owners have been currently taxed on income and gains attributable to the variable account assets. Your ownership rights under your policy are similar to, but different in some ways from, those described by the IRS in rulings in which it determined that policy owners are not owners of variable account assets. For example, you have additional flexibility in allocating your premium payments and your policy values. These differences could result in the IRS treating you as the owner of a proportional share of the variable account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a proportional share of the variable account assets or to otherwise qualify your policy for favorable tax treatment.

Tax Treatment of Policy Death Benefits

The death benefit, or an accelerated death benefit, under a policy is generally excludable from the gross income of the recipient under Section 101(a)(1) of the Internal Revenue Code. However, there are exceptions to this general rule. Certain transfers of the policy may result in a portion of the death benefit being taxable. Additionally, ownership and beneficiary designations, including change of either, may have consequences under federal, state and local income, estate, inheritance, gift, generation-skipping and other tax laws. If the death benefit is not taken in a lump sum and is, instead, applied under a periodic payment settlement option, a portion of each payment will be taxable income.  If the death benefit is left on deposit with us, amounts credited as interest will be taxable income.  The individual situation of each policy owner or beneficiary will determine the extent, if any, of those taxes and you should consult a tax and/or legal adviser.

Distributions Other than Death Benefits

Generally, the policy owner will not be taxed on any of the policy value until amounts are distributed or deemed to be distributed. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a “modified endowment contract.”

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts” and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. In addition, if the policy is received in exchange for a life insurance contract that was a modified endowment contract, this policy will be a modified endowment contract. Certain changes in a policy after it is issued, such as reduction or increase in benefits or policy reinstatement, could also cause it to be classified as a modified endowment contract or increase the period during which the policy must be tested. A current or prospective policy owner should consult with a tax and/or legal adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract as described below. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Tax laws require that all modified endowment contracts that are issued by a company or its affiliates to the same policy owner during any calendar year be treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made or deemed to have been made in the prior two years:

•
All distributions other than death benefits, including distributions upon surrender and partial withdrawals, from a modified endowment contract will be treated first as distributions of gain, if any, and are taxable as ordinary income. Amounts will be treated as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed. The amount of gain in the policy will be equal to the difference between the policy's value determined without regard to any surrender charges, and the investment in the policy;

•
Loan amounts taken from or secured by a policy classified as a modified endowment contract, and also assignments or pledges of such a policy (or agreements to assign or pledge such a policy), are treated first as distributions of gain, if any, and are taxable as ordinary income. If the entire policy value is assigned or pledged, subsequent increases in the policy value are also treated as distributions for as long as the assignment or pledge remains in place. Amounts will be treated as tax-free recovery of the policy owner’s investment in the policy only after all gain has been distributed; and

•
A 10.00% additional income tax penalty may be imposed on the distribution amount subject to income tax. This tax penalty generally does not apply to a policy owned by an individual where the distributions are:

>	Made on or after the date on which the taxpayer attains age 59½;
>	Attributable to the taxpayer becoming disabled (as defined in the Internal Revenue Code); or
>
Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Consult a tax and/or legal adviser to determine whether or not you may be subject to this penalty tax.

If we discover that your policy has inadvertently become a modified endowment contract, unless you have indicated otherwise, we will assume that you do not want it to be classified as a modified endowment contract and attempt to fix this by refunding any excess premium with related interest. The excess gross premium will be refunded on a last-in, first-out basis and may be taken from the investment options in which your policy value is allocated based on your premium allocation in effect. The amount of any interest returned is includible in your gross income. We will monitor the policy and will attempt to notify you on a timely basis if your policy is in jeopardy of becoming a modified endowment contract. You may then request that we take whatever steps are available to avoid treating the policy as a modified endowment contract, if that is desired.

Policies That Are Not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy is there taxable income. However, certain distributions made in connection with policy benefit reductions during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not taxed as distributions. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10.00% additional income tax penalty.

Investment in the Policy

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.

Other Tax Matters

Policy Loans

In general, interest on a policy loan will not be deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. You should consult a tax and/or legal adviser before taking out a loan to determine whether you qualify under this exception.

Moreover, the tax consequences associated with a preferred loan (preferred loans are loans where the interest rate charged is less than or equal to the interest rate credited) available in the policy are uncertain. Before taking out a policy loan, you should consult a tax and/or legal adviser as to the tax consequences.

If a loan from a policy is outstanding when the policy is surrendered or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly. If your policy has large outstanding policy loans, you may have to choose between paying high premiums to keep the policy from lapsing and paying significant income tax if you allow the policy to lapse.

Accelerated Death Benefit Rider

The benefit payments under the Accelerated Death Benefit Rider are intended to be fully excludable from the gross income of the recipient if the recipient is the insured under the policy. (See Accelerated Death Benefit Rider, page 46, for more information about this rider.) If the recipient is someone other than the insured, or the policy has been transferred, you should consult a tax and/or legal adviser about the consequences of requesting payment under this rider.

Continuation of a Policy

Because the IRS has issued limited guidance on this issue, the tax consequences of continuing the policy after an insured person reaches age 100 are unclear. You should consult a tax and/or legal adviser if you intend to keep the policy in force after an insured person reaches age 100.

Section 1035 Exchanges

Internal Revenue Code Section 1035 provides, in certain circumstances, that no gain or loss will be recognized on the exchange of one life insurance policy solely for another life insurance policy or an endowment, annuity or qualified long term care contract. Special rules and procedures apply to Section 1035 exchanges. These rules can be complex, and if you wish to take advantage of Section 1035, you should consult a tax and/or legal adviser.

If this policy is being issued in exchange for another life insurance policy, the requirements that must be met to receive tax-free treatment under Section 1035, include but are not limited to: (1) the policies must have the same insured, and (2) the exchange must occur through an assignment of your old policy to us or by a direct transfer of the account value of the old policy to us by the issuer of the old policy. If your old policy was a modified endowment contract your new policy will also be a modified endowment contract. You cannot exchange an endowment, annuity, or long-term care insurance contract for a life insurance policy tax-free.

If any money or other property is received in the exchange (“boot”), gain (but not loss) will be recognized equal to the lesser of the gain realized on the exchange or the amount of the boot received. We accept Section 1035 exchanges of life insurance policies with outstanding loans. If the amount of the loan under the policy exchanged is greater than the amount of the loan under the policy issued in the exchange, the difference will be treated as boot and may result in the recognition of gain.

Generally, the new policy will have the same investment in the policy as the exchanged policy. However, if boot is received in the exchange the investment in the policy will be adjusted.

Special rules and procedures apply to Section 1035 exchanges. These rules can be complex, and if you wish to take advantage of Section 1035, you should consult a tax and/or legal adviser.

Tax-exempt Policy Owners

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult a tax and/or legal adviser regarding the consequences of purchasing and owning a policy. These consequences include the possibility that the unrelated business income tax could apply.

Tax Law Changes

Although the likelihood of legislative action or tax reform is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or other means. It is also possible that any change may be retroactive (that is, effective before the date of the change). You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the policy.

Policy Changes to Comply with the Law

So that your policy continues to qualify as life insurance under the Internal Revenue Code, we reserve the right to return or refuse to accept all or part of your premium payments or to change your death benefit. We may reject any policy request, including a partial withdrawal request, if it would cause your policy to fail to qualify as life insurance or would cause us to return premium to you. We also may make changes to your policy or its riders or make distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes. Any increase in your death benefit will cause an increase in your cost of insurance charges.

Policy Use in Various Plans and Arrangements

The policy is not available for sale to and cannot be acquired with funds that are assets of (i) an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and that is subject to Title I of ERISA; (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code; or (iii) an entity whose underlying assets include plan assets by reason of the investment by an employee benefit plan or other plan in such entity within the meaning of 29 C.F.R. Section 2510.3‑101 or otherwise.

Policy owners may use the policy in various other arrangements. The tax consequences of these arrangements may vary depending on the particular facts and circumstances of each arrangement. If you want to use your policy with any of these various arrangements, you should consult a tax and/or legal adviser regarding the tax issues of your particular arrangement.

Life Insurance Owned by Businesses

Congress has enacted rules relating to life insurance owned by businesses. For example, in the case of a policy issued to a non-natural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a policy even if no loans are taken under the policy. (An exception to this rule is provided for certain life insurance contracts that cover the life of an individual who is a 20.00% owner, or an officer, director or employee of a trade or business.) In addition, in certain instances a portion of the death benefit payable under an employer-owned policy may be taxable. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax and/or legal adviser.

Net Investment Income Tax

A net investment income tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the policy value as annuity payments pursuant to a settlement option, or (2) the proceeds of any sale or disposition of the policy. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others.

Income Tax Withholding

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. However, we generally do not withhold income taxes if you elect in writing not to have withholding apply. Withholding is mandatory; however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect, or if the payment is made outside of the U.S. If you elect not to have amounts withheld, or the amount withheld for you is insufficient to cover income taxes, you will have to pay additional income taxes and possibly penalties later. We will also report to the IRS the amount of any taxable distributions.

Life Insurance Purchases by Non-Resident Aliens

If you or your beneficiary is a non-resident alien, U.S. federal withholding on taxable distributions or death benefits will generally be at a 30.00% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult a tax and/or legal adviser before purchasing a policy.

FATCA Withholding

If the payee of a distribution (including a death benefit) from a policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Internal Revenue Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Policy or the nature of the distribution.  The rules regarding FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.

Ownership and Beneficiary Designations

Ownership and beneficiary designations, including change of either, may have consequences under federal, state and local income, estate, inheritance, gift, generation-skipping and other tax laws. The individual situation of each policy owner or beneficiary will determine the extent, if any, of these taxes and you should consult a tax and/or legal adviser.

Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the “value” of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the policy value or the unloaned policy value. You should consult a tax and/or legal adviser for guidance as to the appropriate methodology for determining the fair market value of your policy.

You should consult legal or tax advisers for complete information on federal, state, local and other tax considerations.

ADDITIONAL INFORMATION

General Provisions

Order Processing

In certain circumstances, we may need to correct the pricing associated with an order that has been processed. In such circumstances, we may incur a loss or receive a gain depending upon the price of the fund when the order was executed and the price of the fund when the order is corrected. Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.

Your Policy

The policy is a contract between you and us and is the combination of:
•	Your policy;
•	A copy of your original application and applications for benefit increases or decreases;
•	Your riders;
•	Your endorsements;
•	Your policy schedule pages; and
•	Your reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or other officer of our company and our secretary or assistant secretary must sign all changes or amendments to your policy. No other person may change its terms or conditions.

Age

We issue your policy at the insured person’s age (stated in your policy schedule) based on the last birthday as of the policy date. On the policy date, the insured person can generally be no more than age 85.

We often use age to calculate rates, charges and values. We determine the insured person’s age at a given time by adding the number of completed policy years to the age calculated at issue and shown in the schedule.

Ownership

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits during the life of the insured person. These rights include the right to change the owner, beneficiaries or the method designated to pay death benefit proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiaries.

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded by Customer Service. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

Beneficiaries

You, as owner, name the beneficiaries when you apply for your policy. The primary beneficiaries who survive the insured person receive the death benefit proceeds. Other surviving beneficiaries receive death benefit proceeds only if there are no surviving primary beneficiaries. If more than one beneficiary survives the insured person, they share the death benefit proceeds equally, unless you specify otherwise. If none of your policy beneficiaries has survived the insured person, we pay the death benefit proceeds to you or to your estate, as owner. If a beneficiary is a minor, the death benefit proceeds will be held in an interest bearing account until that beneficiary attains the age of majority.

You may name new beneficiaries during the insured person’s lifetime. We pay death benefit proceeds to the beneficiaries whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries. The designation of certain beneficiaries may have tax consequences. See Other Tax Matters, page .

Collateral Assignment

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiaries’ rights (unless the beneficiaries were made irrevocable beneficiaries under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid. The transfer or assignment of a policy may have tax consequences. See Other Tax Matters, page .

Incontestability

After your policy has been in force during the lifetime of the insured person for two years from your policy date, we will not contest its validity except for nonpayment of premium. Likewise, after your policy has been in force during the lifetime of the insured person for two years from the effective date of any new coverage segment or benefit or from the date of reinstatement, we will not contest its validity except for nonpayment of premium.
In the policy form the “policy date” is referred to as the “Issue Date.”

Misstatements of Age or Gender

Notwithstanding the Incontestability provision above, if the insured person’s age or gender has been misstated, we adjust the death benefit to the amount that would have been purchased for the insured person’s correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your policy value on the last monthly processing date before the insured person’s death, or as otherwise required by law.

If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.

Suicide

If the insured person commits suicide (while sane or insane) within two years of your policy date, unless otherwise required by law, we limit death benefit proceeds to:
•	The total premium we receive to the time of death; minus
•	Outstanding loan amount; minus
•	Partial withdrawals taken.

We make a limited payment to the beneficiaries for a new coverage segment or other increase if the insured person commits suicide (while sane or insane) within two years of the effective date of a new coverage segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment is equal to the cost of insurance charges that were deducted for the increase.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers’ identities are properly verified and that premiums and loan repayments are not derived from improper sources.

Under our anti-money laundering program, we may require policy owners, insured persons and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of premium payments or loan repayments (traveler’s cheques, for example) or restrict the amount of certain forms of premium payments or loan repayments. In addition, we may require information as to why a particular form of payment was used and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment to you and your policy either entering the 61-day grace period or lapsing. See Lapse, page . See also Premium Payments Affect Your Coverage, page .

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

Unclaimed Property

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on policy owners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Policy owners are urged to keep their own, as well as their beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated to Customer Service in writing or by calling 1-877-886-5050.

Transaction Processing

Generally, within seven days of when we receive all information required to process a payment, we pay:
•	Death benefit proceeds;
•	Surrender Value;
•	Partial withdrawals; and
•	Loan proceeds.

We reserve the right to suspend or postpone the date of any payment of benefits or processing these transactions beyond the seven permitted days under any of the following circumstances:
•	On any Business Day when the NYSE is closed (except customary weekend and holiday closings) or when trading on the NYSE is restricted;
•	When an emergency exists as determined by the SEC; or
•	During any other periods the SEC may, by order, permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Payment of benefits or values may also be delayed or suspended as required by court order or any regulatory action.

We execute transfers among the subaccounts as of the valuation date Customer Service receives your request.

We determine the death benefit as of the date of the insured person’s death. The death benefit proceeds are not affected by subsequent changes in the value of the subaccounts.

We may delay payment from our fixed account for up to six months, unless law requires otherwise, of surrender proceeds, withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.

Payment of Death Benefit Proceeds

Subject to the conditions and requirements of state law, full payment of the death benefit proceeds (“Proceeds”) to a beneficiary may be made either into an interest bearing retained asset account that is backed by our general account or by check. For additional information about the payment options available to you, please refer to your claim forms or contact us at the address listed on page 5 of this prospectus. Beneficiaries should carefully review all settlement and payment options available under the policy and are encouraged to consult with a financial professional or tax adviser before choosing a settlement or payment option.

The Retained Asset Account. The retained asset account, known as the Beneficiary Transition Account, is an interest bearing account backed by our general account. The retained asset account is not guaranteed by the FDIC and, as part of our general account, is subject to the claims of our creditors. Beneficiaries that receive their payment through the retained asset account may access the entire Proceeds in the account at any time without penalty through a draft book feature. The company seeks to earn a profit on the account, and interest credited on the account may vary from time to time but will not be less than the minimum rate stated in the supplemental contract delivered to the beneficiary together with the paperwork to make a claim to the Proceeds. Interest earned on the Proceeds in the account may be less than could be earned if the Proceeds were invested outside of the account. Likewise, interest credited on the Proceeds in the account may be less than under other settlement or payment options available through the policy.

Notification and Claims Procedures

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for policy changes or if you surrender it.

If the insured person dies while your policy is in force, please let us know as soon as possible. We will send you instructions on how to make a claim. As proof of the insured person’s death, we may require proof of the deceased insured person’s age and a certified copy of the death certificate.

The beneficiaries and the deceased insured person’s next of kin may need to sign authorization forms. These forms allow us to get information such as medical records of doctors and hospitals used by the deceased insured person.

Telephone Privileges

Telephone privileges may be provided to you and your agent/registered representative and his/her assistant. You may request such privileges for yourself and you may authorize us to grant such privileges to your agent/registered representative and his/her assistant by making the appropriate election(s) on your application or by contacting Customer Service.

Telephone privileges allow you or your agent/registered representative and his/her assistant to call Customer Service to:
•	Make transfers;
•	Change premium allocations;
•	Change your dollar cost averaging and automatic rebalancing programs; and
•	Request a loan.

Customer Service uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:
•	Requiring some form of personal identification;
•	Providing written confirmation of any transactions; and
•	Tape recording telephone calls.

By accepting telephone privileges, you authorize us to record your telephone calls with us. If we reasonably believe telephone instructions to be genuine, we are not liable for losses from unauthorized or fraudulent instructions. We may discontinue or limit this privilege at any time. See Limits on Frequent or Disruptive Transfers, page .

Telephone and facsimile privileges may not always be available. Telephone or fax systems, whether yours, your service provider’s or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request in writing.

Non-participation

Your policy does not participate in the surplus earnings of ReliaStar Life Insurance Company.

Settlement Options

You may elect to take the surrender value in other than one lump-sum payment. Likewise, you may elect to have the beneficiaries receive the death benefit proceeds other than in one lump-sum payment, if you make this election during the insured person’s lifetime. If you have not made this election, the beneficiaries may do so within 60 days after we receive proof of the insured person’s death.

The investment performance of the subaccounts does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $25.00 and the total proceeds must be at least $2,500.00.

The following settlement options are available:

•	Option 1 – The proceeds are left with us to earn interest. Withdrawals and any changes are subject to our approval;
•	Option 2 – The proceeds and interest are paid in equal installments of a specified amount until the proceeds and interest are all paid;
•	Option 3 – The proceeds and interest are paid in equal installments for a specified period until the proceeds and interest are all paid;
•
Option 4 – The proceeds provide a settlement optionpayment with a specified number of months. The payments are continued for the life of the primary payee. If the primary payee dies before the certain period is over, the remaining payments are paid to a contingent payee; and

•	Option 5 – The proceeds provide a life income for two payees. When one payee dies, the surviving payee receives two-thirds of the amount of the joint monthly payment for life.

As a general rule, more frequent payments will result in smaller individual payments. Likewise, payments that are anticipated over a longer period of time will also result in smaller individual payments.

Interest on Settlement Options. We base the interest rate for proceeds applied under Options 1 and 2 on the interest rate we declare on money that we consider to be in the same classification based on the option, restrictions on withdrawal and other factors. The interest rate will never be less than an effective annual rate of 2.00%.

In determining amounts we pay under Options 3, 4 and 5, we assume interest at an effective annual rate of 2.00%. Also, for Option 3 and periods certain under Option 4, we credit any excess interest we may declare on money that we consider to be in the same classification based on the option, restrictions on withdrawal and other factors.

If none of these settlement options have been elected, your surrender value or the death benefit proceeds will be paid in one lump-sum payment.

Payment of Surrender Value or Death Benefit Proceeds

Subject to the conditions and requirements of state law, full payment of your surrender value or the death benefit proceeds (“Proceeds”) to a beneficiary may be made either into an interest bearing retained asset account that is backed by our general account or by check. For additional information about the payment options available to you, please refer to your claim forms or contact us at the address shown on page 5 of this prospectus. Beneficiaries should carefully review all settlement and payment options available under the policy and are encouraged to consult with a financial professional or tax adviser before choosing a settlement or payment option. See Payment of Death Benefit Proceeds – The Retained Asset Account, page 76, for more information about the retained asset account.

Reports

Annual Statement. We will send you an annual statement once each year free of charge showing the amount of insurance coverage under your policy as well as your policy’s death benefit, policy and surrender values, the amount of premiums you have paid, the amounts you have withdrawn, borrowed or transferred and the fees and charges we have imposed since the last statement.

Additional statements are available upon request. We may make a charge not to exceed $50.00 for each additional annual statement you request. See Excess Annual Report Fee, page .

We send semi-annual reports with financial information on the mutual funds, including a list of investment holdings of each fund.

We send confirmation notices to you throughout the year for certain policy transactions such as transfers between investment options, partial withdrawals and loans. You are responsible for reviewing the confirmation notices to verify that the transactions are being made as requested.

Illustrations. To help you better understand how your policy values will vary over time under different sets of assumptions, we will provide you with a personalized illustration projecting future results based on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, premiums and rates of return (within limits) you specify. Unless prohibited under state law, we may make a charge not to exceed $50.00 for each illustration you request after the first in a policy year. See Excess Illustration Fee, page .

Other Reports. We will mail to you at your last known address of record at least annually a report containing such information as may be required by any applicable law. To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the funds, will be mailed to your household, even if you or other persons in your household have more than one policy issued by us or an affiliate. Call Customer Service at 1-877-886-5050 if you need additional copies of financial reports, prospectuses, historical account information or annual or semi-annual reports or if you would like to receive one copy for each policy in all future mailings.

Distribution of the Policy

We sell the policy through licensed insurance agents who are registered representatives of affiliated and unaffiliated broker/dealers. All broker/dealers who sell the policy have entered into selling agreements with SLD America Equities, Inc., our affiliate and the principal underwriter and distributor of the policy. We and SLD are affiliated through common control. SLD America Equities, Inc. is organized under the laws of the State of Colorado, registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934, and a member of FINRA. Its principal office is located at 5780 Powers Ferry Road, NW, Atlanta, GA 30327.

SLD America Equities, Inc. offers the securities under the policies on a continuous basis. For the years ended December 31, 2025, 2024 and 2023, the aggregate amount of underwriting commissions we paid to SLD America Equities, Inc. was $346,555, $345,591, and $331,215 respectively.

SLD America Equities, Inc. does not retain any commissions or other amounts paid to it by us for sales of the policy. Rather, it pays all the amounts received from us to the broker/dealers for selling the policy and part of that payment goes to your agent/registered representative.

Voya Financial Advisors, Inc., an affiliated broker-dealer, has entered into an agreement with SLD America Equities, Inc. for the sale of our variable life products.

The amounts that we pay for the sale of the policy can generally be categorized as either commissions or other amounts. The commissions we pay can be further categorized as base commissions and supplemental or wholesaling commissions. However categorized, commissions paid will not exceed the total of the percentages shown below.

Base commissions consist of a percentage of premium we receive for the policy up to the target premium amount, a percentage of premium we receive for the policy in excess of the target premium amount and, as a trail commission, a percentage of your average unloaned policy value. First year commission pays up to 100.00% of premium received up to target and 4.00% of premium in excess of target in the first year, 3.00% of total premium received in second year and thereafter (renewal commission), and 0.25% of the average unloaned policy value (after reaching an average greater than or equal to $5,000.00) in the second through twentieth policy years with a lower rate thereafter (trail commission).

Supplemental or wholesaling commissions are paid based on a percentage of target premiums we receive for the policy and certain other designated insurance products sold during a calendar year. The percentages of such commissions which we may pay may increase as the aggregate amount of premiums received for all products issued by the company and/or its affiliates during the calendar year increases. The maximum percentage of supplemental or wholesaling commissions that we may pay is 0.00%.

Generally, the commissions paid on premiums for base coverage under the policy are greater than those paid on premiums for coverage under the Term Insurance Rider. Be aware of this and discuss with your agent/registered representative the appropriate usage of the Term Insurance Rider coverage for your particular situation.

In addition to the sales compensation described above, SLD America Equities, Inc. or the Company, as appropriate, may also pay broker-dealers additional compensation or reimbursement of expenses for their efforts in selling the policy to you and other customers. These amounts may include:
•
Marketing/distribution allowances which may be based on the percentages of premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the company and/or its affiliates during the year;

•
Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales;

•
Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our own expense;

•
Sponsorship payments or reimbursements for broker/dealers to use in sales contests and/or meetings for their agents/registered representatives who sell our products. We do not hold contests based solely on sales of this product;

•
Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, agent/representative recruiting or other activities that promote the sale of the policy; and

•
Additional cash or noncash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre-approved training and education seminars, and payment for advertising and sales campaigns.

We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the policy.

The following is a list of the top 25 broker/dealers that, during 2025, received the most, in the aggregate, from us in connection with the sale of registered variable life insurance policies issued by us, ranked by total dollars received and by total commissions paid:

•	Cetera Advisor Networks LLC;
•	ING Financial Partners;
•	LPL Financial LLC;
•	M Holdings Securities Inc;
•	Kestra Investment Services, LLC;
•	Osaic Wealth, Inc.;
•	The Leaders Group Inc;
•	Voya Financial Advisors;
•	First Heartland Capital Inc.;
•	Commonwealth Financial Network;
•	Cambridge Investment Research Inc.;
•	Centaurus Financial Inc.;
•	Comprehensive Insurance Programs Inc. General Agent;
•	Raymond James Financial Services Inc.;
•	Mutual Securities, Inc., Of California;
•	Purshe Kaplan Sterling Investments Inc.;
•	Securities America, Inc.;
•	Cetera Advisors LLC;
•	St Bernard Financial Services Inc.;
•	Financial Security Management Inc.;
•	Robert Shor Insurance Associates Inc;
•	Stifel Nicolaus & Co Inc.;
•	Concourse Financial Group Securities, Inc.;
•	Equitable Advisors LLC;
•	Wealth Solutions Inc.

This is a general discussion of the types and levels of compensation paid by us for the sale of our variable life insurance policies. It is important for you to know that the payment of volume or sales-based compensation to a broker/dealer or registered representative may provide that registered representative a financial incentive to promote our policies over those of another company, and may also provide a financial incentive to promote the policy offered by this prospectus over one of our other policies.
These compensation arrangements may influence your investment professional to recommend this policy over another investment for which the investment professional is not compensated or compensated less. In addition, these compensation arrangements may provide your investment professional with an incentive to offer you a new life insurance policy in place of the one you already own. Replacing your existing life insurance policy(ies) and/or annuity contract(s) may not be beneficial to you. Before purchasing a policy, determine whether your existing policy(ies) and/or contract(s) will be subject to fees or penalties upon surrender or cancellation. Also compare the fees, charges, coverage provisions and limitations, if any, of your existing policy(ies) and/or contract(s) with those of the policy described in this prospectus.

Legal Proceedings

We are not aware of any pending legal proceedings that are likely to have a material adverse effect upon the company’s ability to meet its obligations under the policy, SLD America Equities, Inc.’s ability to distribute the policy, or upon the variable account.

•
Litigation. Notwithstanding the foregoing, the company and/or SLD America Equities, Inc., is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Certain claims are asserted as class actions. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim oftentimes bears little relevance to the merits or potential value of a claim.

•
Regulatory Matters. As with other financial services companies, the company and its affiliates, including SLD America Equities, Inc., periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the company or the financial services industry. It is the practice of the company to cooperate fully in these matters.

The outcome of a litigation or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome for all pending litigation and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the company's results of operations or cash flows in a particular quarterly or annual period.

Financial Statements

Financial statements of the variable account and the company are contained in the Statement of Additional Information. To request a free Statement of Additional Information, please contact Customer Service.

APPENDIX A

Definition of Life Insurance Factors

Guideline Premium Test Factors

Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor
0 – 40	2.50	49	1.91	58	1.38	67	1.18	91	1.04
41	2.43	50	1.85	59	1.34	68	1.17	92	1.03
42	2.36	51	1.78	60	1.30	69	1.16	93	1.02
43	2.29	52	1.71	61	1.28	70	1.15	94	1.01
44	2.22	53	1.64	62	1.26	71	1.13	95 +	1.00
45	2.15	54	1.57	63	1.24	72	1.11
46	2.09	55	1.50	64	1.22	73	1.09
47	2.03	56	1.46	65	1.20	74	1.07
48	1.97	57	1.42	66	1.19	75 – 90	1.05

Cash Value Accumulation Test Factors

The cash value accumulation test factors vary according to the age, gender and risk class of the insured person.

Generally, the cash value accumulation test requires that a policy’s death benefit must be sufficient so that the policy value does not at any time exceed the net single premium required to fund the policy’s future benefits. The net single premium for a policy is calculated using a 4.00% interest rate and the 1980 Commissioner’s Standard Ordinary Mortality Table and will vary according to the age, gender and risk class of the insured person. The factors for the cash value accumulation test are then equal to 1 divided by the net single premium per dollar of paid up whole life insurance for the applicable age, gender and risk class.

APPENDIX B: FUNDS AVAILABLE UNDER THE POLICY

The following is a list of funds available under the policy. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time. You can request this information at no cost by calling 1-877-886-5050.  If you exercise the Overloan Lapse Protection Rider, you may not invest in any of these funds (all of your policy value must be allocated to the fixed account).

The current expenses and performance information below reflects fees and expenses of the funds, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance. Updated performance information can be obtained by calling the number above.

Investment Objective	Fund Name and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Seeks growth of capital.	American Funds Insurance Series® – Growth Fund (Class 2) Investment Adviser: Capital Research and Management CompanySM	0.59%	20.24%	13.37%	17.97%
Seeks long-term growth of capital and income.	American Funds Insurance Series® – Growth-Income Fund (Class 2) Investment Adviser: Capital Research and Management CompanySM	0.53%	26.77%	13.90%	13.92%
Seeks long-term growth of capital.	American Funds Insurance Series® –EUPAC Fund (Class 2)[3] Investment Adviser: Capital Research and Management CompanySM	0.78%	26.77%	3.40%	7.00%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund (Class III) Investment Adviser: BlackRock Advisors, LLC	0.99%	19.42%	5.51%	7.33%
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC Subadviser: Multiple Fidelity sub-advisers	0.54%	21.52%	15.37%	15.78%
Seeks reasonable income and also considers the potential for capital appreciation; seeks to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity® VIP Equity-Income PortfolioSM (Initial Class) Investment Adviser: Fidelity Management & Research Company LLC Subadviser: Multiple Fidelity sub-advisers	0.46%	19.02%	12.51%	11.60%
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)[2] Investment Adviser: Fidelity Management & Research Company LLC Subadviser: Multiple Fidelity sub-advisers	0.37%	7.22%	0.06%	2.71%
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Advisers Management Trust® Quality Equity Portfolio[4] (Class I) Investment Adviser: Neuberger Berman Investment Advisers LLC	0.87%	13.71%	12.83%	12.94%
Seeks long-term capital growth and current income.	Voya Global High Dividend Low Volatility Portfolio (Class I)[1,7] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.61%	19.00%	10.52%	9.05%
Seeks total return.	Voya Global Perspectives® Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.21%	14.23%	3.46%	6.38%
Seeks high level of current income consistent with the preservation of capital and liquidity.	Voya Government Liquid Assets Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.28%	4.15%	3.12%	2.03%
Seeks to maximize total return through investments in common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Growth and Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.67%	18.21%	15.46%	14.62%
Seeks to provide investors with a high level of current income and total return.	Voya High Yield Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.48%	8.80%	3.92%	5.82%
Seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.	Voya Index Plus LargeCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.55%	15.20%	13.73%	13.90%
Seeks to outperform the total return performance of the S&P MidCap 400® Index while maintaining a market level of risk.	Voya Index Plus MidCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.60%	8.16%	9.90%	9.75%
Seeks to outperform the total return performance of the S&P SmallCap 600® Index while maintaining a market level of risk.	Voya Index Plus SmallCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.60%	8.27%	8.97%	9.23%
Seeks to maximize total return consistent with reasonable risk through investments consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Intermediate Bond Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.53%	7.71%	0.15%	2.66%
Seeks investment results that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.	Voya International Index Portfolio (Class I)[12] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.46%	30.89%	8.50%	7.91%
Seeks investment results that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.	Voya International Index Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.70%	30.48%	8.21%	7.62%
Seeks long-term capital growth.	Voya Large Cap Growth Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.67%	15.33%	12.23%	15.19%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderately Aggressive Portfolio.	Voya Retirement Aggressive Portfolio (Class I)[8] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.34%	16.08%	8.92%	9.62%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Portfolio but less than that of Voya Retirement Aggressive Portfolio.	Voya Retirement Moderately Aggressive Portfolio (Class I)[9] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.33%	14.29%	7.50%	8.59%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Conservative Portfolio but less than that of Voya Retirement Moderate Growth Portfolio.	Voya Retirement Moderate Portfolio (Class I)[5] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.32%	12.09%	4.86%	6.64%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index.	Voya RussellTM Large Cap Growth Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.43%	18.12%	16.24%	18.65%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index.	Voya RussellTM Large Cap Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.36%	18.75%	14.72%	15.36%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index.	Voya RussellTM Large Cap Value Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.43%	17.94%	11.69%	10.53%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index.	Voya RussellTM Mid Cap Growth Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.41%	8.35%	6.24%	12.04%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index (“Index”).	Voya RussellTM Mid Cap Index Portfolio (Class I)[10] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.41%	10.08%	8.26%	10.59%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index.	Voya RussellTM Small Cap Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.43%	12.51%	5.75%	9.29%
Seeks growth of capital.	Voya Solution Aggressive Portfolio (Class I) Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.22%	16.87%	9.89%	10.55%
Seeks to provide capital growth through a diversified asset allocation strategy.	Voya Solution Balanced Portfolio (Class I) Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.28%	13.05%	6.84%	8.04%
Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Voya Solution Conseverative Portfolio (Class I) Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.26%	8.33%	2.97%	4.77%
Seeks to provide capital growth through a diversified asset allocation strategy.	Voya Solution Moderately Aggressive Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.27%	14.94%	8.50%	9.25%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg Barclays U.S. Aggregate Bond Index.	Voya U.S. Bond Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.36%	6.70%	-0.75%	1.64%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg U.S. Aggregate Bond Index (“Index”).	Voya U.S. Bond Index Portfolio (Class S)[6] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.61%	6.91%	-0.90%	1.45%
Seeks total return.	Voya U.S. Stock Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.27%	17.53%	14.10%	14.51%
Seeks high total return consisting of capital appreciation and current income.	VY® CBRE Global Real Estate Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: CBRE Clarion Securities LLC	1.16%	6.53%	3.77%	3.73%
Seeks total return including capital appreciation and current income.	VY® Columbia Real Estate Portfolio (Class I)[2,11] Investment Adviser: Voya Investments, LLC Subadviser: CBRE Clarion Securities LLC	0.81%	0.30%	5.93%	5.06%
Seeks capital growth and income.	VY® Invesco Comstock Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	0.70%	17.24%	15.23%	12.03%
Seeks total return consisting of long-term capital appreciation and current income.	VY® Invesco Equity and Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	0.64%	12.80%	8.82%	8.86%
Seeks long-term growth of capital and income.	VY® Invesco Growth and Income Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	0.89%	15.35%	12.82%	10.72%
Seeks capital appreciation.	VY® JPMorgan Emerging Markets Equity Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	1.19%	39.06%	0.29%	9.27%
Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.	VY® T. Rowe Price Capital Appreciation Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	0.65%	12.32%	9.49%	11.32%

[1]
The subaccount that invests this fund has been closed to new investment. Policy owners who have policy value allocated to one or more of the subaccounts that correspond to these funds may leave their policy value in those subaccounts, but future allocations and transfers into those subaccounts are prohibited. See Premium Payments – Allocation of Net Premium in this prospectus for additional information.

[2]	This fund’s annual expenses reflect temporary fee reductions under an expense reimbursement or fee waiver arrangement. See the fund prospectus for additional information.
[3]	Effective May 1, 2026, the American Funds Insurance Series International Fund name changed to American Funds Insurance Series EUPAC Fund.
[4]	Effective July 28, 2025, the Neuberger Berman AMT Sustainable Equity Portfolio namd changed to Neuberger Berman Advisers Management Trust Quality Equity Portfolio.
[5]
Effective March 20, 2026, the Voya Balanced Income Portfolio merged with the Voya Retirement Moderate Portfolio. All funds from the Voya Balanced Income Portfolio have been placed in the Voya Retirement Moderate Portfolio.

[6]
Effective March 20, 2026, the Voya Global Bond Portfolio merged with the Voya U.S. Bond Index Portfolio. All funds from the Voya Global Bond Portfolio have been placed in the Voya U.S. Bond Index Portfolio.

[7]
Effective March 20, 2026, the Voya Global Insights Portfolio merged with the Voya Global High Dividend Low Volatility Portfolio. All funds from the Voya Global Insights Portfolio have been placed in the Voya Global High Dividend Low Volatility Portfolio.

[8]
Effectvie May 1, 2026,the Voya Retirement Growth Portfolio merged with the Voya Retirement Aggressive Portfolio. All funds from the Voya Retirement Growth Portfolio have been placed in the Voya Retirement Aggressive Portfolio

[9]
Effectvie May 1, 2026,the Voya Retirement Moderate Growth Portfolio merged with the Voya Retirement Moderately Aggressive Portfolio. All funds from the Voya Retirement Moderate Growth Portfolio have been placed in the Voya Retirement Moderately Aggressive Portfolio.

[10]
Effective March 20, 2026, the VY Baron Growth Portfolio merged with the Voya Russell Mid Cap Index Portfolio. All funds from the VY Baron Growth Portfolio have been placed in the Voya Russell Mid Cap Index Portfolio.

[11]
Effective January 21, 2026, the VY CBRE Real Estate Portfolio merged with the VY Columbia Real Estate Portfolio. All funds from the VY CBRE Real Estate Portfolio have been placed in the VY Columbia Real Estate Portfolio.

MORE INFORMATION IS AVAILABLE

If you would like more information about us, the variable account or the policy, the following documents are available free upon request:

Statement of Additional Information (“SAI”) – The SAI, which is dated the same as this prospectus, contains more information about the variable account and the policy, as well as the financial statements of the variable account and the company. The SAI is incorporated by reference into (made legally part of) this prospectus.

A personalized illustration of policy benefits – A personalized illustration can help you understand how the policy works, given the policy’s fees and charges along with the investment options, features and benefits and optional benefits you select. A personalized illustration can also help you compare the policy’s death benefits, policy value and surrender value with other life insurance policies based on the same or similar assumptions. We reserve the right to assess a fee of up to $50.00 for each personalized illustration you request after the first each policy year. See Excess Illustration Fee, page .

To request a free SAI or a personalized illustration of policy benefits or to make other inquiries about the policy, please contact:
Customer Service PO BOX 981331 Boston, MA 02298-1331 1-877-886-5050 www.my.voya.com

Reports and other information about us, the variable account and the policy (including the SAI) are available on the SEC's website at www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR contract identifier: C000004167

PART B
INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

SELECT∗LIFE VARIABLE ACCOUNT OF
RELIASTAR LIFE INSURANCE COMPANY
Statement of Additional Information dated May 1, 2026

FLEXDESIGN® VUL
A Flexible Premium Adjustable Variable Universal Life Insurance Policy

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current FlexDesign® VUL prospectus dated May 1, 2026. The policy offered in connection with the prospectus is a flexible premium variable universal life insurance policy funded through the Select∗Life Variable Account.

A free prospectus is available upon request by contacting Customer Service at PO BOX 981331, Boston, MA 02298-1331, by calling 1-877-886-5050 or by accessing the SEC's website at www.sec.gov.

Read the prospectus before you invest. Unless otherwise indicated, terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.

TABLE OF CONTENTS
General Information and History	Page 2
Non-Principal Risks of Investing in the Contract	2
Services	2
Underwriters	2
Experts	2
Financial Statements	2

GENERAL INFORMATION AND HISTORY
ABOUT THE COMPANY AND THE VARIABLE ACCOUNT

ReliaStar Life Insurance Company (“ReliaStar,” “we,” “us,” “our” and the “Company”) issues the FlexDesign® VUL policy and is responsible for providing the policy’s insurance benefits. All guarantees and benefits provided under the policy that are not related to the variable account are subject to the claims paying ability of the Company and our general account. We are a stock life insurance company organized in 1885 and incorporated under the laws of the State of Minnesota. We are admitted to do business in the District of Columbia and all states except New York. Our headquarters is at 5780 Powers Ferry Road, NW, Minneapolis, Minnesota 55401.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange (“NYSE”) under the symbol “VOYA.”

We established the Select*Life Variable Account (the “variable account”) on October 11, 1984, under the laws of the State of Minnesota for the purpose of funding variable life insurance policies issued by us. The variable account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Premium payments may be allocated to one or more of the available subaccounts of the variable account. Each subaccount invests in shares of a corresponding mutual fund at net asset value. We may make additions to, deletions from or substitutions of available mutual funds as permitted by law and subject to the conditions of the policy.

The Company maintains custody of the assets of the variable account. As custodian, the Company holds cash balances for the variable account pending investment in the mutual funds or distribution. The mutual funds in whose shares the assets of the subaccounts of the variable account are invested each have custodians, as discussed in the respective mutual fund prospectuses.

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
All non-principal risks of investing in the policy are disclosed in the prospectus.

SERVICES

The Company contracts with Security Life of Denver Insurance Company, 7535 East Hampden Avenue, Suite 400, Room 446, Denver CO 80231 (Security Life), an unaffiliated company, for the provision of administrative and record-keeping services in connection with the Policy and other contracts issued by the Company. The Company paid Security Life the following amounts for these services during the last three calendar years:  $0 for the period ended December 31, 2021, $0 for the period ended December 31, 2022, and $0 for the period ended December 31, 2023.

UNDERWRITERS

Although we no longer sell new policies, the offering is considered to be continuous because we continue to accept premium payments. See Distribution of the Policy in the prospectus for information about SLD America Equities, Inc., our affiliate and the principal underwriter and distributor of the policy, and for information about the compensation paid to selling broker-dealers. We and SLD America Equities, Inc. are affiliated through common control. SLD America Equities, Inc.’s principal office is located at 20 Washington Avenue South, Atlanta, GA 30327.

EXPERTS

The statements of assets and liabilities of Select∗Life Variable Account as of December 31, 2025, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of ReliaStar Life Insurance Company as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, incorporated by reference into this Statement of Additional Information, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere therein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The primary business address of Ernst & Young LLP is 55 Ivan Allen Jr. Boulevard, Suite 1000, Atlanta, GA 30308.

FINANCIAL STATEMENTS

The financial statements of the variable account and the financial statements of the Company are incorporated by reference to the submission type N-VPFS, File No. 811-04208, filed with the SEC on April 28, 2026.

The financial statements of the variable account reflect the operations of the variable account as of and for the year ended December 31, 2025, and have been audited by Ernst & Young LLP, independent registered public accounting firm.

The statutory basis financial statements of the Company as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, have been audited by Ernst & Young LLP, independent registered public accounting firm. The financial statements of the Company should be distinguished from the financial statements of the variable account and should be considered only as bearing upon the ability of the Company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the variable account. The statutory basis financial statements of the Company as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, have been prepared on the basis of statutory accounting practices prescribed or permitted by the State of Minnesota Division of Insurance.

333-69431

May 2026

PART C OTHER INFORMATION

Item 30 Exhibits

(a)
Resolutions of Board of Directors of Northwestern National Life Insurance Company ("NWNL") establishing the Select*Life Variable Account. (Incorporated herein by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)

(b)		Not Applicable.
(c)	(1)
Distribution Agreement between ReliaStar Life Insurance Company and ING America Equities, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-105319, as filed on July 17, 2003.)

(2)
Form of Assignment of Broker/Dealer Agency Selling Agreement by and between Washington Square Securities, Inc. and ING America Equities, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-105319, as filed on July 17, 2003.)

(3)
Intercompany Agreement, effective as of January 1, 2010, between Directed Services LLC and RLIC Life Insurance Company. (Incorporated herein by reference to Post-Effective   Amendment   No.   30   to   Registration   Statement   on   Form   N-6,   File   No.   033-57244,   as   filed   on   April   6,   2011.)

(4)
Intercompany Agreement, effective as of January 1, 2010, between ING Investment Management LLC and RLIC Life Insurance Company. (Incorporated herein byreference to Post-Effective Amendment No. 30 to Registration Statement on Form N-6, File No. 033-57244, as filed on April 6, 2011.)

(d)	(1)	Formof Policy. (Incorporated herein by reference to Initial Registration on Form S-6, File No. 333-69431, as filed on December 22, 1998.)
	(2)	Accelerated Benefit Rider. (Incorporated herein by reference to Initial Registration on Form S-6, File No. 333-69431, as filed on December 22, 1998.)
	(3)	Children's Insurance Rider. (Incorporated herein by reference to Initial Registration on Form S-6, File No. 333-69431, as filed on December 22, 1998.)
	(4)	Additional Insured Rider. (Incorporated herein by reference to Initial Registration on Form S-6, File No. 333-92000, as filed on July 3, 2002.)
	(5)	Insured's Cost of Living Rider. (Incorporated herein by reference to Initial Registration on Form S-6, File No. 333-69431, as filed on December 22, 1998.)
	(6)	Waiver of Monthly Deduction Rider (Incorporated herein by reference to Initial Registration on Form S-6, File No. 333-69431, as filed on December 22, 1998.)
	(7)	Accidental Death Benefit Rider. (Incorporated herein by reference to Initial Registration on Form S-6, File No. 333-69431, as filed on December 22, 1998.)
	(8)	Waiver of Specified Premium Rider. (Incorporated herein by reference to Initial Registration on Form S-6, File No. 333-69431, as filed on December 22, 1998.)
	(9)	Term Insurance Rider. (Incorporated herein by reference to Initial Registration on Form S-6, File No. 333-69431, as filed on December 22, 1998.)
	(10)	Extended Death Benefit Guarantee Rider. (Incorporated herein by reference to Initial Registration on Form S-6, File No. 333-69431, as filed on December 22, 1998.)
	(11)	Policy Illustration. (Incorporated herein by reference to Pre-Effective Amendment No. 3 to Registration Statement on Form S-6, File No. 333-69431, as filed on April 24, 2002.)
(e)	(1)	Revised Policy Application Form. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, File No. 333-69431, as filed on April 2, 1999.)
(2)
Fund Allocation of Premium Payments Form (Form No. 139195 05/01/2016). (Incorporated herein by reference to Post-Effective Amendment No. 36 to RegistrationStatement on Form N-6, File No. 033-57244, as filed on April 13, 2016.)

(f)	(1)	Amended Articles of Incorporation of ReliaStar Life. (Incorporated herein by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)
	(2)	Amended By-Laws of ReliaStar Life. (Incorporated herein by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)
(g)		Reinsurance Agreement between ReliaStar Life Insurance Company and Security Life of Denver Insurance Company Effective January 1, 2021.
(h)	(1) (a)
Participation Agreement dated as of as of March 27, 2000, by and among ReliaStar Life Insurance Company, AIM Variable Insurance Products Fund, Inc., A I M Distributors, Inc. and Washington Square Securities, Inc. (“WSSI”). (Incorporated herein by reference to Post-Effective Amendment No. 3 toRegistration Statement on Form N-6, File No. 333-105319, as filed on November 24, 2003.)

(2) (a)
Participation Agreement dated as of August 8, 1997, among ReliaStar Life Insurance Company, The Alger American Fund and Fred Alger and Company, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 21 to Registration Statement on Form S-6, File No. 002-95392, as filed onAugust 4, 1997.)

(3) (a)
Fund Participation Agreement entered into as of April 30, 2003, among Golden American Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company, Southland Life Insurance Company, ING Life Insuranceand Annuity Company, ING Insurance Company of America, American Funds Insurance Series and Capital Research and Management Company. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-105319, as filed on July 17, 2003.)

(b)
Rule 22C-2 Agreement, effective April 16, 2007, and to become operational on October 16, 2007, by and between American Funds Service Company, INGLife Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStarLife Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. (Incorporated hereinby reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-6, File No. 333-47527, as filed on April 9, 2007.)

(4) (a)
Participation Agreement dated April 25, 2008, by and among BlackRock Variable Series Funds, Inc., BlackRock Distributors, Inc., ING USA Annuity andLife Insurance Company and ReliaStar Life Insurance Company of New York. (Incorporated herein by reference to Post-Effective Amendment No. 26 toRegistration Statement on Form N-6 of ReliaStar Life Insurance Company and its Select*Life Separate Account, filed on April 7, 2009; File No.   033-57244.)

(b)
Rule 22C-2 Agreement, dated no later than April 16, 2007, and effective as of October 16, 2007, between BlackRock Distributors, Inc., on behalf of and as distributor for the BlackRock Funds and the Merrill Lynch family of funds and ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of   Denver Insurance Company and systematized Benefits Administrators  Inc. (Incorporated herein by reference to Post-Effective Amendment No. 43 to Registration Statement on Form N-4, File No. 333-28755, as filed on April 7, 2008.)

(c)
First Amendment to Rule 22c-2 Agreement dated April 29, 2013 and effective January 1, 2013 by and among ING Life insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company, Systematized Benefits Administrators Inc., ING Institutional Plan Services, LLC and BlackRock Investments, LLC. (Incorporated herein by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-4, File No. 333-01107, as filed on April 9, 2014.)

(5) (a)
Participation Agreement dated as of March 16, 1988, by and among Northwestern National Life Insurance Company (renamed ReliaStar Life Insurance Company), Fidelity's Variable Insurance Products Fund and Fidelity Distributors Corporation and Amendments Nos. 002-8. (Incorporated herein   by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)

(b)
Participation Agreement dated as of January 1, 1991, by and among Northwestern National Life Insurance Company (renamed ReliaStar Life Insurance Company), Fidelity's Variable Insurance Products Fund II and Fidelity Distributors Corporation and Amendments Nos. 1-7. (Incorporated herein by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)

(c)
Service Agreement dated January 1, 1997, by and between ReliaStar Life Insurance Company and Fidelity Investments Institutional Operations Company, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-105319, as filed on November 24, 2003.)

(6) (a)
Participation Agreement dated as of August 8, 1997, by and between ReliaStar Life Insurance Company and Janus Aspen Series. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-105319, as filed on November 24, 2003.)

(7) (a)
Participation Agreement dated as of August 8, 1997, by and between ReliaStar Life Insurance Company, Neuberger&Berman Advisers  Management Trust and Neuberger&Berman Management Incorporated. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-105319, as filed on November 24, 2003.)

(b)
Rule 22C-2 Agreement, effective April 16, 2007, and to become operational on October 16, 2007, by and between Neuberger Berman Management Inc., ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance  Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-6, File No. 333-47527, as filed on April 9, 2007.)

(8) (a)
Participation Agreement by and between ReliaStar Life Insurance Company, OCC Accumulation Trust and OCC Distributors, dated August 8,   1997. (Incorporated herein by reference to Post-Effective Amendment No. 21 to Registration Statement on Form S-6, File No. 00002-95392, as filed on August 4, 1997.)

(b)
Letter Agreement dated August 8, 1997, by and between ReliaStar Life Insurance Company and OpCap Advisors. (Incorporated herein by reference to Post-Effective Amendment No. 21 to Registration Statement on Form S-6, File No. 00002-95392, as filed on August 4, 1997.)

(9) (a)
Participation Agreement dated as of April  30, 2002, by and among Pioneer Variable Contracts Trust, ReliaStar Life Insurance Company, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (Incorporated herein by reference to Initial Registration Statement on Form S-6, 333-92000, as filed on July 3, 2002.)

(10) (a)
Participation Agreement dated as of January 14, 1994, by and among Northwestern National Life Insurance Company (renamed ReliaStar Life Insurance Company), Putnam Capital Manager Trust and Putnam Mutual Funds Corp. and Amendments Nos. 1-2. (Incorporated herein by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)

(11) (a)
Fund Participation, Administrative and Shareholder Services Agreement, made and entered into as of July 25, 2016, and effective on the December 31, 2015, by and between ReliaStar Life Insurance Company, Voya America Equities, Inc., Voya Investments Distributor, LLC, Voya Balanced Portfolio, Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Investors Trust, Voya Partners, Inc., Voya Strategic Allocation Portfolio, Inc., Voya Variable Funds, Voya Variable Insurance Trust, Voya  Variable Portfolios, Inc. and Voya Variable Products Trust. (Incorporated herein by reference to Post-Effective Amendment No. 37 to Registration Statement on Form N-6, File No. 033-57244, as filed on April 14, 2017.)

(b)
Rule 22C-2 Agreement, effective April 16, 2007, and to become operational on October 16, 2007, by and between ING Funds Services, LLC, ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-6, File No. 333-47527, as filed on April 9, 2007.)

(c)
Rule 22C-2 Agreement, effective April 16, 2007, and to become operational on October 16, 2007, by and between ING Funds Services, LLC, ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-6, File No. 333-47527, as filed on April 9, 2007.)

(i)
Omnibus Administrative Services Agreement between Resolution Life Colorado, Inc., Security Life of Denver Insurance company, ReliaStar Life Insurance Company, and Voya Retirement Insurance and Annuity Company Effective January 4, 2021.

(j)
(k)		Not Applicable.
(l)		Opinion and Consent of Counsel
(m)		Not Applicable.
(n)		Not Applicable.
(o)		Consent of Independent Registered Public Accounting Firm.
(p)		All financial statements are included in the Statement of Additional Information, as indicated therein.
(q)		Not Applicable.
(r)		Not Applicable.
(s)		Not Applicable. Initial summary prospectuses will not be used with the policy.
(t)
Powers of Attorney ReliaStar Life Insurance Company (incorporated herein by reference to Post-Effective Amendment No. 29 to Registration Statement on Form N-6, File No. 333-69431, as filed on April 28, 2022).

Item 31 Directors and Officers of the Depositor*

Name and Principal Business Address Positions and Offices with Depositor
Jay S. Kaduson, 200 Park Avenue, NY, New York 10166	Director
Amelia J. Vaillancourt, One Orange Way, Windsor, CT 06095-4774	Director and Senior Vice President
William T. Bainbridge, One Orange Way, Windsor, CT 06095-4774	Director and Senior Vice President
Youssef A. Blal, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Director
Neha Jha, 200 Park Avenue, New York, NY 10166	Director
Andrew J. Stocker, One Orange Way, Windsor, CT 06095-4774	Director and President
Curtis J. Heaser, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Director, Senior Vice President and Chief Financial Officer
Melissa A. O’Donnell, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Secretary
Jacques M. Longerstaey, 200 Park Avenue, NY, New York 10166	Executive Vice President, Chief Risk Officer
Marino Monti, Jr., One Orange Way, Windsor, CT 06095-4774	Chief Information Security Officer
Michelle P. Luk, 200 Park Avenue, New York, NY 10166	Senior Vice President and Treasurer
Tony D. Oh, 5780 Powers Ferry Road, N.W., Atlanta GA 30327-4390	Senior Vice President and Chief Accounting Officer
Kyle A. Puffer, One Orange Way, Windsor, CT 06095-4774	Senior Vice President
Matthew Toms, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Senior Vice President
Brian J. Baranowski, One Orange Way, Windsor, CT 06095-4774	Vice President and Chief Compliance Officer
Peter A. Fagan, One Orange Way, Windsor, CT 06095-4774	Vice President and Appointed Actuary

* These individuals may also be directors and/or officers of other affiliates of the Company.

Item 32 Persons Controlled by or Under Common Control with the Depositor or the Registrant Voya Financial, Inc.
HOLDING COMPANY SYSTEM
9/30/2021

Voya Financial, Inc.
Non-Insurer (Delaware) 52-122280
NAIC 4832

Pen-Cal Administrators, Inc.
Non-Insurer (California) 94-2695108

Voya Services Company
Non-Insurer (Delaware 52-1317217

Voya Payroll Management, Inc.
Non-Insurer (Delaware) 52-2197204

Voya Holdings Inc.
Non-Insurer (Connecticut) 02-0488491

Voya Benefits Company, LLC
Non-Insurer (Delaware) 83-0965809

Benefit Strategies, LLC
Non-Insurer (Delaware) 83-0965809

Voya Financial Advisors, Inc.
Non-Insurer (Minnesota) 41-0945505

Voya Investment Management LLC
Non-Insurer (Delaware) 58-2361003

Voya Investment Management Co. LLC
Non-Insurer (Delaware) 06-0888148

Voya Investment Trust Co.
Non-Insurer (Connecticut) 06-1440627

Voya Investment Management (UK) Limited
Non-Insurer (United Kingdom)

Voya Investment Management Services (UK) Limited
Non-Insurer (United Kingdom)

Voya Investment Management Alternative Assets LLC
Non-Insurer (Delaware) 13-4038444

Voya Alternative Asset Management LLC
Non-Insurer (Delaware) 13-3863170

Voya Realty Group LLC
Non-Insurer (Delaware) 13-4003969

Voya Pomona Holdings LLC
Non-Insurer (Delaware) 13-4152011

Pomona G.P. Holdings LLC (*a)
Non-Insurer (Delaware) 13-4150600

Pomona Management LLC
Non-Insurer (Delaware) 13-4149700

Voya Alternative Asset Management Ireland Limited
Non-Insurer (Ireland)

Voya Capital, LLC
Non-Insurer (Delaware) 86-1020892

Voya Funds Services, LLC
Non-Insurer (Delaware) 86-1020893

Voya Investment Distributor, LLC
Non-Insurer (Delaware) 03-0485744

Voya Investments, LLC
Non-Insurer (Arizona) 03-0402099

River Roch LLC (*b)
Non-Insurer (Delaware) 84-3548142

Oconee Real Estate Holdings LLC (*c)
Non-Insurer (Delaware) 85-1578755

Voya Retirement Insurance and Annuity Company
Insurer (Connecticut) 71-024708 NAIC 86509

Voya Financial Partners, LLC
Non-Insurer (Delaware) 06-1375177

Voya Institutional Plan Services, LLC
Non-Insurer (Delaware) 04-3516284

Voya Retirement Advisors, LLC
Non-Insurer (New Jersey) 22-1862786

Voya Institutional Trust Company
Non-Insurer (Connecticut) 46-5416028

ReliaStar Life Insurance Company
Insurer (Minnesota) 41-0451140 NAIC 67105

ReliaStar Life Insurance Company of New York
Insurer (New York) 53-0242530 NAIC 61360

Roaring River, LLC
Insurer (Missouri) 26-3355951 NAIC 13583

ILICA LLC
Non-Insurer (Connecticut) 06-1067464

Voya International Nominee Holdings, Inc.
Non-Insurer (Connecticut) 06-1465377

Voya Insurance Solutions, Inc.
Non-Insurer (Connecticut) 06-1465377

Roaring River IV Holding, LLC
Non-Insurer (Delaware) 46-3607309

Roaring River IV, LLC
Insurer (Missouri) 80-0955075 NAIC 15365

Voya Custom Investments LLC
Non-Insurer (Delaware) 02-0488491

SLDI Georgia Holdings, Inc.
Non-Insurer (Georgia) 27-1108872

Voya II Custom Investments LLC
Non-Insurer (Delaware) 27-1108872

Rancho Mountain Properties, Inc.
Non-Insurer (Delaware) 27-2987157

Security Life Assignment Corporation
Non-Insurer (Colorado) 84-1437826

IIPS of Florida, LLC
Non-Insurer (Florida)

Voya Special Investments, Inc. (*d)
Non-Insurer (Delaware) 85-1775946

VFI SLK Global Services Private Limited (*e)
Non-Insurer (India)

*a Pomona G. P. Holdings LLC owned 50% by Voya Pomona Holdings LLC and 50% by Third Party Shareholder.
*b
RiverRoch LLC owned 53.7% by Voya Retirement Insurance and Annuity Company, owned 10.8% by ReliaStar Life Insurance Company, owned 10.8% by Security Life of Denver Insurance Company and owned 24.7% by Non- Affiliate Member.

*c
Oconee Real Estate Holdings LLC owned 30.4% by Voya Retirement Insurance and Annuity Company, owned 29% by ReliaStar Life Insurance Company, owned 8.5% by Security Life of Denver Insurance Company and owned 42% by Non-Affiliate Member.

*d Voya Special Investments, Inc. owned 0.2% by Voya Financial, Inc., 49.9% by Voya Retirement Insurance and Annuity Company and 49.9% by ReliaStar Life Insurance Company.
*e VFI SLK Global Services Private Limited owned 49% by Voya Financial, Inc. and owned 51% by SLK Software Services Private Limited.

Item 33 Indemnification

Under its Bylaws, Section 5.01, ReliaStar Life Insurance Company ("ReliaStar Life") indemnifies, to the full extent permitted by the laws of the State of Minnesota, each person (and the heirs, executors and administrators of such person) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding,  wherever brought, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer or employee of ReliaStar Life, or is or was serving at the request of ReliaStar Life as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of ReliaStar Life pursuant to such provisions of the bylaws or statutes or otherwise, ReliaStar Life has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by ReliaStar Life of expenses incurred or paid by a director or officer or controlling person of ReliaStar Life in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of ReliaStar Life in connection with the securities being registered, ReliaStar Life may, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit the question of whether or not such indemnification by it is against public policy as expressed in the Act to a committee comprised of directors who are not parties to the proceeding before referring it to a court of appropriate jurisdiction and will be governed by the final adjudication of such issue. If ReliaStar Life indemnifies or advances expenses in connection with a claim, the Laws of the State of Minnesota require ReliaStar Life to disclose, in writing to its shareholders, the amount of the indemnification or advance and to whom and on whose behalf it was paid.

A corporation may procure indemnification insurance on behalf of an individual who is or was a director of the corporation. Consistent with the laws of the State of Minnesota, Voya Financial, Inc. maintains Professional Liability and Fidelity Bond Employment Practices liability and Network Security insurance policies. The policies cover Voya Financial, Inc. and any company in which Voya Financial, Inc. has a controlling financial interest of 50% or more. These policies cover the funds and assets of the principal underwriter/depositor under the care, custody and control of Voya Financial, Inc. and/or its subsidiaries. The policies provide for the following types of coverage: Errors and Omissions/Professional Liability, Employment Practices liability and Fidelity/Crime (a.k.a. “Financial Institutional Bond”) and Network Security (a.k.a.”Cyber/IT”).

Additionally, Section XVIII of the ReliaStar Life Insurance Company Distribution Agreement with SLD America Equities, Inc. (Voya America Equities, Inc. changed its name to SLD America Equities, Inc. in connection with the closing of a Master Transaction between Voya Financial, Inc. and Resolution Life U.S. Holdings Inc.) generally provides that each party will indemnify and hold harmless the officers, directors and employees of the other party (and the variable account with respect to indemnity by SLD America Equities, Inc.) against any expenses (including legal expenses), losses, claims, damages, or liabilities arising out of or based on certain claims or circumstances in connection with the offer or sale of the policies.
Under this agreement neither party is entitled to indemnity if the expenses (including legal expenses), losses, claims, damages, or liabilities resulted from their own willful misfeasance, bad faith, negligence, misconduct or wrongful act.

Item 34 Principal Underwriters

(a)
Other Activity. SLD America Equities, Inc., the principal underwriter for the policies, is also the principal underwriter for policies issued by ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company.

(b)	Management of SLD America Equities, Inc.

Name and Principal Business AddressPositions and Offices with Underwriter
William P. Elmslie, One Orange Way, Windsor, CT 06095-4774	Director and Managing Director
Jonathan F. Reilly, One Orange Way, Windsor, CT, 06095-4774	Director
Stephen J. Easton, One Orange Way, Windsor, CT 06095-4774	Chief Compliance Officer
Frederick H. Bohn, One Orange Way, Windsor, CT 06095-4774	Chief Financial Officer
Jacques M. Longerstaey, 200 Park Avenue, New York, NY 10166	Executive Vice President, Chief Risk Officer
Michelle P. Luk, 200 Park Avenue, New York, NY 10166	Senior Vice President and Treasurer
Melissa A. O’Donnell, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Secretary
Marino Monti, Jr., One Orange Way, Windsor, CT 06095-4774	Chief Information Security Officer
M. Bishop Bastien, One Orange Way, Windsor, CT 06095-4774	Vice President
Philip A. Capodice, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Vice President and Assistant Treasurer
John (Teddy) T. Cordes, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Vice President and Assistant Treasurer
Gavin T. Gruenberg, One Orange Way, Windsor, CT 06095-4774	Vice President

(c)	Compensation From the Registrant.

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	2025 Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
SLD America Equities Inc. *compensation in column 5 includes marketing allowances	$346,555

Item 35 Location of Accounts and Records

Accounts and records are maintained by ReliaStar Life Insurance Company at 5780 Powers Ferry Road, NW, Atlanta, GA 30327 and by Voya Services Company at 5780 Powers Ferry Road, NW, Atlanta, GA 30327.

Item 36 Management Services

None.

Item 37 Fee Representations

ReliaStar Life Insurance Company represents that the fees and charges deducted under the variable life insurance policy described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and the risks assumed by ReliaStar Life Insurance Company under the policies. ReliaStar Life Insurance Company bases this representation on its assessment of such factors such as the nature and extent of such services, expenses and risks, the need for the ReliaStar Life Insurance Company to earn a profit and the range of such fees and charges within the insurance industry.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Select*Life Variable Account has duly caused this Post-Effective Amendment No. 38 to this Registration Statement on Form N-6 (File No. 333-69431) to be signed on its behalf by the undersigned, duly authorized, in the Town of St. Paul, and State of Minnesota on the 24th day of April, 2026.

SELECT*LIFE  VARIABLE  ACCOUNT
(Registrant)By: Amelia J. Vailancourt*
Ameilia J. Vailancourt
President
(principal executive officer)

By:  RELIASTAR LIFE INSURANCE COMPANY
(Depositor)

By: Amelia J. Vailancourt*
Ameilia J. Vailancourt
President
(principal executive officer)

As required by the Securities Act of 1933, this Post-Effective Amendment No. 38 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature /s/ Amelia J. Vailancourt*	Title Director and President	Date February 21, 2025
Ameilia J. Vailancourt /s/ Michael R. Katz*	(principal executive officer) Director and Chief Financial Officer	February 24, 2025
Michael R. Katz /s/ Youssef A. Blal* YouseffA. Blal	(principal financial officer) Director	February 28, 2025
Youssef A. Blal /s/ Mona Zielke*	Director	February 24, 2025
Mona Zielke /s/ Neha V. Jain*	Director	February 24, 2025
Neha V. Jain /s/ Tony D. Oh*	Chief Accounting Officer	February 24, 2025
Tony D. Oh	(principal accounting officer)

By: /s/ Ian Macleod
Ian Macleod
*Attorney-in-Fact

SELECT*LIFE VARIABLE ACCOUNT
EXHIBIT INDEX

Exhibit No. Exhibit

30(k)	Opinion and Consent of Counsel

30(n)	Consent of Independent Registered Public Accounting Firm

30(s)	Powers of Attorney incorporated herein by reference to Post-Effective Amendment No. 29 to Registration Statement on Form N-6, File No. 333-69431, as filed on April 22 2021